Exhibit 10.25

(Space above for recorder’s use)

Drafted by and recording requested

by and when recorded deliver to:

Latham & Watkins LLP
355 S. Grand Avenue, Suite 100

Los Angeles, California 90071-1560
Attn:  Kim N. A. Boras, Esq.

FIRST LIEN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT

by and from GREEN PLAINS FAIRMONT LLC, “Mortgagor”

to BNP PARIBAS,
in its capacity as Administrative Agent and Collateral Agent, “Mortgagee”

Dated as of April 5, 2018

This mortgage contains after-acquired property provisions and constitutes a fixture financing statement under the Minnesota Uniform Commercial Code.

NOTE TO RECORDER:  This mortgage is providing additional security for that certain Term Loan Agreement, dated as of August 29, 2017, in the aggregate principal amount of $500,000,000 executed and delivered by Green Plains Inc. to Mortgagee outside of the State of Minnesota, which indebtedness is also secured by other mortgaged property located within and outside the State of Minnesota. All such property, together with the respective market values therefor, is described in Exhibit B attached hereto. For Minnesota Mortgage Registration tax purposes, the value of the mortgaged property in the state of Minnesota is $125,437,969.00 and the value of the mortgaged property located outside of the State of Minnesota, as more specifically described in Exhibit B, is $1,245,868,342.00. The value of all mortgaged property, wherever located, is $1,371,306,311.00. The percentage that the value of the Minnesota mortgaged property bears to the value of the total mortgaged property for Mortgage Registration Tax purposes is 9.15%.  Minnesota Mortgage Registry Tax in the amount of $105,194.34 was paid on the tax base of $45,736,670.21 in Otter Tail County, Document Number ____________.

Exhibit 10.25

FIRST LIEN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT

THIS FIRST LIEN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT (this “Mortgage”) is made as of April 5, 2018 by GREEN PLAINS FAIRMONT LLC,  a Delaware limited liability company (together with its successors and permitted assigns, “Mortgagor”), having an address at 1811 Aksarben Drive, Omaha, NE 68106, to BNP PARIBAS (“BNPP”), as Agent (as hereinafter defined), having an address at 787 Seventh Avenue, New York, New York 10019 (BNPP, in such capacity, together with its successors and assigns, “Mortgagee”).

RECITALS

A. BNPP, as administrative agent and as collateral agent for the Lenders (defined below) (BNPP and its successors and assigns, in such capacities, being hereinafter referred to as the “Agent”), GREEN PLAINS INC. (the “Borrower”) and certain lenders party thereto from time to time (such lenders being hereinafter referred to collectively as the “Lenders” and individually as a “Lender”) have entered into a Term Loan Agreement dated as of August 29, 2017, as amended by that certain First Amendment to Term Loan Agreement, dated as of October 16, 2017 (such Term Loan Agreement, as the same may be amended, supplemented or modified from time to time as permitted thereunder, including amendments, restatements and replacements thereof in its entirety as permitted thereunder, being hereinafter referred to as the “Loan Agreement”), pursuant to which the Lenders have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrower.  Any capitalized term used in this Mortgage that is not otherwise defined herein, either directly or by reference to another document, shall have the meaning for purposes of this Mortgage as it is given in the Loan Agreement.

B. Mortgagor is a Subsidiary of the Borrower and as such will receive substantial direct and indirect benefit from the extension of credit and other financial accommodations made to the Borrower and the Subsidiaries.

C. The Mortgagor, has executed and delivered to the Agent a Guaranty (as it may from time to time be amended, restated, supplemented, replaced or otherwise modified, the “Guaranty”) pursuant to which the Mortgagor has guaranteed the obligations of the Borrower with respect to the loans made under the Loan Agreement (the “Loans”) and the other extensions of credit and financial accommodations made under each of the other Loan Documents as well as the other obligations of the Borrower under the Loan Documents, as more fully set forth therein (together with the Loans, collectively, the “Guaranteed Obligations”).

D. It is a condition to the obligation of the Lenders to make the Loans that the Mortgagor execute and deliver this Mortgage to secure the Guaranteed Obligations and all direct obligations of the Mortgagor under the Loan Documents (collectively the “Obligations Secured”).

E. ABL Borrowers and certain other parties have previously entered into the ABL-Cattle Credit Documents, the ABL-Grain-Credit Documents and the ABL-Trade-Credit

Documents (as each may be amended, restated, supplemented, replaced or otherwise modified from time to time, collectively, the “Pari Passu Credit Documents”), pursuant to which the lenders thereunder have agreed to make certain loans, which extensions of credit the ABL Borrower will use for the purposes permitted under the Pari Passu Credit Documents, upon the terms and conditions contained in the Pari Passu Credit Documents.

F. The obligations of ABL Borrowers under the Pari Passu Credit Documents are secured, directly or indirectly, by, among other things, a certain Second Lien Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement executed by Trustor for the benefit of BNPP, as collateral agent for the holders of the obligations under the Pari Passu Credit Documents (BNPP, in such capacity, together with its successors and assigns, , the “Pari Passu Agent”), dated as of the date hereof (as it may be amended, supplemented, replaced or otherwise modified from time to time, the “Second Lien Mortgage”).

G. In order to induce the Lenders to consent to the Second Mortgage, and to induce the Lenders to extend credit and other financial accommodations and lend monies to or for the benefit of Borrower and its Subsidiaries, Agent, Pari Passu Agent, and certain other parties have entered into the ABL Intercreditor Agreements and the Term Loan Intercreditor Agreement (collectively, as each may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Intercreditor Agreements”).

H. Pursuant to the Term Loan Intercreditor Agreement, this Mortgage, in first lien and security interest status, will remain prior and superior to the Second Lien Mortgage, and the Second Lien Mortgage shall remain subject, junior and subordinate to this Mortgage.

Article 1 GRANT
Section 1.1 Grant

.  NOW, THEREFORE, in consideration of (A) Ten Dollars ($10.00) in hand paid, the receipt and sufficiency of which are hereby acknowledged, and (B) the foregoing Recitals, for the purpose of securing the complete and timely performance and payment of all present and future indebtedness, liabilities and obligations which the Mortgagor has from time to time incurred or may incur or be liable to the Lenders and the Agent (each, a “Secured Party”, collectively, the “Secured Parties”) under or in connection with the Obligations Secured, the Mortgagor hereby GRANTS, REMISES, RELEASES, ALIENS, CONVEYS, MORTGAGES AND WARRANTS to Agent (for the benefit of the Secured Parties), and their successors  and assigns, the real estate legally described in Exhibit A hereto (the “Land”) in Martin County (the “County”), Minnesota (the “State”); together (i) with all right, title and interest, if any, that the Mortgagor may now have or hereafter acquire in and to all improvements, buildings and structures of every nature whatsoever now or hereafter located on the Land; and (ii) all air rights, water rights and powers, development rights or credits, zoning rights or other similar rights or interests that benefit or are appurtenant to the Land (all of the foregoing, including the Land, the “Premises”);

TOGETHER WITH all right, title and interest, if any, including any after-acquired right, title and interest, and including any right of use or occupancy, that the Mortgagor may now have or hereafter acquire in and to any of the following related to the Land:  (a) all easements, rights of way or gores of land or any lands occupied by streets, ways, alleys, passages, sewer rights, water courses and public places, and any other interests in property constituting appurtenances to the Premises, or that hereafter shall in any way belong, relate or be appurtenant thereto; (b) all licenses, authorizations, certificates, variances, consents, approvals and other permits now or hereafter relating to the Real Property (as defined below), excluding any of the foregoing items that cannot be transferred or encumbered by the Mortgagor without causing a default thereunder or a termination thereof; (c) all hereditaments, gas, oil and minerals (with the right to extract, sever and remove such gas, oil and minerals) located in, on or under the Premises; (d) all split or division rights with respect to the Land and easements of every nature whatsoever; and (e) all other rights and privileges thereunto belonging or appertaining and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the rights and interests described in clauses (a), (b), (c) and (d) above (all of the foregoing, the “Property Rights”);

TOGETHER WITH all right, title and interest, if any, including any after-acquired right, title and interest, and including any right of use or occupancy, that the Mortgagor may now possess or hereafter acquire in and to all fixtures and appurtenances of every nature whatsoever now or hereafter located in or on, or attached to, or used or intended to be used in connection with (or with the operation of), the Premises, including (a) all apparatus, machinery and equipment of the Mortgagor (to the extent that any of the foregoing constitute “fixtures” under applicable law); and (b) all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the foregoing (all items listed in the foregoing clauses (a) and (b), the “Fixtures”).  Mortgagor and Agent agree that the Premises and all of the Property Rights and Fixtures owned by the Mortgagor (collectively the “Real Property”) shall, so far as permitted by law, be deemed to form a part and parcel of the Land and for the purpose of this Mortgage to be real estate and covered by this Mortgage; and

TOGETHER WITH all the estate, right, title and interest, if any, of the Mortgagor in and to (i) all judgments, insurance proceeds, awards of damages and settlements resulting from condemnation proceedings or the taking of the Real Property, or any part thereof, under the power of eminent domain or for any damage (whether caused by such taking or otherwise) to the Real Property, or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sale or other disposition of the Real Property or any part thereof (it being understood that, except as otherwise provided herein or in the Loan Agreement, the Mortgagor is hereby authorized to collect and receive such awards and proceeds and to give proper receipts and acquittance therefor, and to apply the same as provided herein); (ii) all contract rights, general intangibles, actions and rights in action relating to the Real Property, including all rights to insurance proceeds and unearned premiums arising from or relating to damage to the Real Property; (iii) all plans and specifications, designs, drawings and other information, materials and matters heretofore or hereafter prepared relating to the Real Property; and (iv) all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Real Property (the rights and interests described in this paragraph, the “Intangibles”).

The Mortgagor (i) pledges and assigns to the Agent from and after the date of the effectiveness hereof (including any period of redemption), primarily and on a parity with the Real Property, and not secondarily, all rents, issues and profits of the Real Property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advance rent, for security, as earnest money or as down payment for the purchase of all or any part of the Real Property) under any and all present and future leases, contracts or other agreements relative to the ownership or occupancy of all or any portion of the Real Property (all of the foregoing, the “Rents”), and (ii) except to the extent such a transfer or assignment is not permitted by the terms thereof, transfers and assigns to Agent all such leases, contracts and agreements (including all the Mortgagor’s rights under any contract for the sale of any portion of the Mortgaged Property and all revenues and royalties under any oil, gas and mineral lease relating to the Real Property) (collectively the “Leases”); provided however, that subject to the terms of the Loan Agreement, so long as no Event of Default has occurred and is continuing, a license is hereby given to Mortgagor to collect and use such Rents.

All of the property described above, including the Land, the Premises, the Property Rights, the Fixtures, the Real Property, the Intangibles, the Rents and the Leases, is called the “Mortgaged Property”).

Nothing herein contained shall be construed as constituting the Agent a mortgagee-inpossession in the absence of the taking of title and/or possession of the Mortgaged Property by the Agent.  Nothing contained in this Mortgage shall be construed as imposing on the Agent any obligation of any lessor under any Lease of the Mortgaged Property in the absence of an explicit assumption thereof by the Agent.  In the exercise of the powers herein granted the Agent, prior to Agent taking title to or possession of the Mortgaged Property, no liability shall be asserted or enforced against the Agent, all such liability being expressly waived and released by the Mortgagor, except for any such liability arising on account of the Agent’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order.

TO HAVE AND TO HOLD the Mortgaged Property, and all other properties, rights and privileges hereby conveyed or assigned, or intended so to be, unto the Agent, its beneficiaries, successors and assigns, forever for the uses and purposes herein set forth.  Except to the extent such a release or waiver is not permitted by applicable law, the Mortgagor hereby releases and waives all rights of redemption or reinstatement, if any, under and by virtue of any of the laws of the State, and the Mortgagor hereby covenants, represents and warrants that, at the time of the execution and delivery of this Mortgage, (a) the Mortgagor has good and marketable fee simple title to the Mortgaged Property, with lawful authority to grant, remise, release, alien, convey, mortgage and warrant the Mortgaged Property, (b) the title to the Mortgaged Property is free and clear of all encumbrances, except the Permitted Liens and (c) except for the Permitted Liens, the Mortgagor will forever defend the Mortgaged Property against all claims in derogation of the foregoing.

Article 2 SECURITY AGREEMENT AND FINANCING STATEMENT
Section 2.1 Security Agreement

.  The Agent and the Mortgagor further agree that if any of the property herein mortgaged is of a nature so that a security interest therein can be created and perfected under the Uniform Commercial Code in effect in the State (the “Code”), this Mortgage shall constitute a security agreement, fixture filing and financing statement, and for that purpose, the following information is set forth:

(a) In addition to the foregoing grant of mortgage, the Mortgagor hereby grants a continuing first priority security interest to the Agent for the benefit of the Secured Parties in that portion of the Mortgaged Property in which the creation and/or perfection of a security interest is governed by the Code.

(b) The “Debtor” is the Mortgagor and the “Secured Party” is the Agent for the benefit of itself and the other Secured Parties.
(c) The name and address of the Debtor are as set forth in the Preamble to this document.
(d) The name and address of the Secured Party are as set forth in the Preamble to this document.
(e) The description of the types or items of property covered by this financing statement is: All of the Mortgaged Property in which a security interest may be perfected pursuant to the Code.
(f) The description of the real estate to which collateral is attached or upon which collateral is located is set forth on Exhibit A.

(g) The Agent may file this Mortgage, or a reproduction hereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified herein as part of the Mortgaged Property.  Any reproduction of this Mortgage or of any other security agreement or financing statement is sufficient as a financing statement.

(h) The Mortgagor authorizes the Agent to file any financing statement, continuation statement or other instrument that the Agent or the Required Lenders may reasonably deem necessary or appropriate from time to time to perfect or continue the security interest granted above under the Code.

Section 2.2 Fixture Filing

.  To the extent permitted by law, (i) all of the Fixtures are or are to become fixtures on the Land, and (ii) this instrument, upon recording or registration in the real estate records of the proper office, shall constitute a “fixture-filing” within the meaning of Sections 9-604 and 9-502 of the Code as in effect on the date hereof.  Subject to the terms and conditions of the Loan Agreement, the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein, in any other Loan Document, or by general law, or, as to that part of the security in which a security interest may be perfected under the Code, by the specific statutory consequences now or hereafter enacted and specified in the Code, all at the election of the Required Lenders.

Article 3 WARRANTIES, REPRESENTATIONS, and COVENANTS

Mortgagor warrants, represents, and covenants to Mortgagee and the Lenders as follows:

Section 3.1 First Lien Status

.  Mortgagor shall preserve and protect the first priority lien of this Mortgage.  If any lien or security interest other than a Permitted Lien is asserted against the Mortgaged Property, Mortgagor shall promptly, and at its expense, (a) give Mortgagee a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b)(i) pay the underlying claim in full or take such other action so as to cause it to be released or (ii) contest the same in compliance with the requirements of the Loan Agreement (including, if applicable, any requirement to provide a bond or other security satisfactory to Mortgagee).

Section 3.2 Payment of Taxes on this Mortgage

.  Without limiting any provision of the Loan Agreement, the Mortgagor agrees that, if the government of the United States or any department, agency or bureau thereof or if the State or any of its subdivisions having jurisdiction shall at any time require documentary stamps to be affixed to this Mortgage or shall levy, assess or charge any tax, assessment or imposition upon this Mortgage or the credit or indebtedness secured hereby or the interest of any Secured Party in the Premises or upon any Secured Party by reason of or as holder of any of  the foregoing then, the Mortgagor shall pay for such documentary stamps in the required amount and deliver them to the Agent or pay (or reimburse the Agent for) such taxes, assessments or impositions.  The Mortgagor agrees to provide to the Agent, at any time upon request, official receipts showing payment of all taxes, assessments and charges that the Mortgagor is required or elects to pay under this Section.  The Mortgagor agrees to indemnify each Secured Party against liability on account of such documentary stamps, taxes, assessments or impositions, whether such liability arises before or after payment of the Obligations Secured and regardless of whether this Mortgage shall have been released.

Section 3.3 Leases Affecting the Real Property

.  All future lessees under any Lease made after the date of recording of this Mortgage shall, at the direction of the Required Lenders (or at the Agent’s option and without any further documentation, attorn to the Agent as lessor if for any reason the Agent becomes lessor thereunder, and, upon demand after an Event of Default has occurred and is continuing, pay rent to the Agent, and the Agent shall not be responsible under such Lease for matters arising prior to the Agent becoming lessor thereunder; provided that the Agent shall not become lessor or obligated as lessor under any such Leases unless and until it shall have been directed by the Required Lenders to do so, or it shall elect in writing to do so.

Section 3.4 Use of the Real Property

.  The Mortgagor agrees that it shall not (a) permit the public to use any portion of the Real Property in any manner that could reasonably be expected to impair the Mortgagor’s title to such property, or to make possible any claim of easement  by prescription or of implied dedication to public use, provided Mortgagor has actual knowledge of such use; (b) institute or acquiesce in any proceeding to change the zoning classification of the Real Property, nor shall the Mortgagor change the use of the Mortgaged Property in any material way, without the consent of the Required Lenders, which consent shall not be unreasonably withheld; and (c) permit any material legal or economic waste to occur with respect to the Mortgaged Property.

Section 3.5 Insurance

.  Subject to Section 10.1 of the Loan Agreement, the Mortgagor shall, at its sole expense, obtain for, deliver to, assign to and maintain for the benefit of the Agent, until the Obligations Secured are paid in full, insurance policies relating to the Mortgaged Property as specified in the Loan Agreement. Prior to an Event of Default, use of insurance proceeds shall be governed by Sections 10.1 and 6.2.3 of the Loan Agreement.  Each such policy shall name the Agent as additional insured or loss payee, as applicable, under a standard mortgage endorsement.  If an Event of Default exists and is continuing, and the Agent has given notice to the Mortgagor that the Agent intends to exercise its rights under this Section 3.5, then the Agent shall be entitled to (a) adjust any casualty loss and (b) apply the proceeds thereof as provided in Section 4.2 of this Mortgage.

Section 3.6 Real Property Taxes

.  The Mortgagor covenants and agrees to pay before delinquent all real property taxes, assessments, ground rent, if any, water and sewer rents, fees and charges, levies, permit, inspection and license fees and other dues, charges or impositions, including all charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, maintenance and similar charges and charges for utility services, in each instance whether now or in the future, directly or indirectly, levied, assessed or imposed on the Premises or the Mortgagor and whether levied, assessed or imposed as excise, privilege or property taxes; provided that the foregoing shall not require the Mortgagor to pay any of the foregoing so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP and so long as neither the Mortgaged Property nor any part thereof or interest therein shall be in reasonable danger of being sold, forfeited, terminated, cancelled or lost.

Section 3.7 Condemnation Awards

.  Subject to the terms of the Loan Agreement, the Mortgagor assigns to the Agent, as additional security, all awards of damage resulting from condemnation proceedings or the taking of or injury to the Real Property for public use “Eminent Domain Proceedings”).  If an Event of Default exists and is continuing and the Agent has given notice to the Mortgagor that the Agent intends to exercise its rights under this Section 3.7, then the Agent shall be entitled to (a) participate in and/or direct (at the sole discretion of the Required Lenders any Eminent Domain Proceedings and (b) apply the proceeds thereof as provided in Section 4.2 of this Mortgage.

Article 4 DEFAULT AND FORECLOSURE
Section 4.1 Remedies

.  Subject to the provisions of the Loan Agreement, upon the occurrence and during the continuance of an Event of Default, including a failure to perform or observe any of the covenants set forth in this Mortgage that is not cured within any applicable cure period, in addition to any rights and remedies provided for in the Loan Agreement or other Loan Document, if and to the extent permitted by applicable law, the following provisions shall apply:

(a) Agent’s Power of Enforcement.  The Agent may (i) immediately sell the Mortgaged Property under exercise of Agent’s STATUTORY POWER OF SALE, either in whole or in separate parcels, and in connection therewith, make and execute to any purchaser thereof deeds of conveyance pursuant to applicable law; or (ii) immediately foreclose this Mortgage by judicial action.  In the event of public sale, the Mortgaged Property may be sold as a whole or in parcels at the option of Agent.  The court in which any proceeding is pending for the purpose of foreclosure of this Mortgage may, at once or at any time thereafter, either before or after sale, without notice and without requiring bond, and without regard to the solvency or insolvency of any person liable for payment of the Obligations Secured, and without regard to the then value of the Mortgaged Property or the occupancy thereof as a homestead, appoint a receiver (the provisions for the appointment of a receiver and assignment of rents being an express condition upon which the loans and other financial accommodations hereby secured are made) for the benefit of the Secured Parties, with power to collect the Rents, due and to become due, during such foreclosure suit and the full statutory period of redemption notwithstanding any redemption.  The receiver, out of the Rents when collected, may pay reasonable costs incurred in the management and operation of the Real Property, prior and subordinate liens, if any, and taxes, assessments, water and other utilities and insurance, then due or thereafter accruing, and may make and pay for any necessary repairs to the Real Property, and may pay any part of the Obligations Secured in accordance with the Loan Agreement or any deficiency decree entered in such foreclosure proceeding.  Upon or at any time after the filing of a suit to foreclose this Mortgage, the court in which such suit is filed shall have full power to enter an order placing the Agent in possession of the Real Property with the same power granted to a receiver pursuant to this clause (a) and with all other rights and privileges of a mortgagee-in-possession under applicable law.

(b) Agent’s Right to Enter and Take Possession, Operate and Apply Income.  The Agent shall, at the direction of Required Lenders or at its option, have the right, acting through its agents or attorneys or a receiver, with process of law, to enter upon and take possession of the Real Property, to expel and remove any persons, goods or chattels occupying or upon the same, to collect or receive all the Rents, to manage and control the Real Property, to lease the Real Property or any part thereof, from time to time, and, after deducting all reasonable attorneys’ fees and expenses of outside counsel, and all reasonable expenses incurred in the protection, care, maintenance, management and operation of the Real Property, to distribute and apply the remaining net income in such order and to such of the Obligations Secured in accordance with the Loan Agreement or any deficiency decree entered in any foreclosure proceeding.

(c) Appointment of a Receiver.  At any time after the commencement of an action in foreclosure, or during the period of redemption, Mortgagor waives its right to possession of the Mortgaged Property and agrees that the court having jurisdiction of the case shall, at Agent’s request, appoint a receiver to take immediate possession of the Rents and the other Mortgaged Property, and to rent the Mortgaged Property as such receiver may deem best for the interest of all interested parties.  For purposes of this Mortgage, the term “Rent” also includes “profits” and

“issues.”  Such receiver shall be liable to account to Mortgagor only for the net profits, after application of Rents to the costs and expenses of the receivership and foreclosure and to the Obligations Secured.

(d) Notwithstanding anything herein to the contrary, the lien and security interest granted to or for the benefit of Agent under this Mortgage and the exercise of any right or remedy by or for the benefit of Agent hereunder are, as among Agent, Pari Passu Agent, the Lenders and the lenders under the Pari Passu Credit Documents, subject to the provisions of the Term Loan Intercreditor Agreement, which Term Loan Intercreditor Agreement shall be solely for the benefit of Agent, Pari Passu Agent, the Lenders and the lenders under the Pari Passu Credit Documents and shall not be for the benefit of or enforceable by Borrower, any ABL Borrower or any other Loan Party.  In the event of any conflict between the terms of the Term Loan Intercreditor Agreement and this Mortgage, as among Agent, Pari Passu Agent, the Lenders and the lenders under the Pari Passu Credit Documents, the terms of the Term Loan Intercreditor Agreement shall govern and control.  Any reference in this Mortgage to “first priority lien” or words of similar effect in describing the security interests created hereunder shall be understood to refer to such priority as set forth in the Intercreditor Agreements.  All representations, warranties, and covenants in this Mortgage shall be subject to the provisions and qualifications set forth in this Section 4.1(d).

Section 4.2 Application of Rents or Proceeds from Foreclosure or Sale

.  All proceeds of any foreclosure of this Mortgage by judicial action in any court or exercise of the power of sale of the Mortgaged Property in any court shall (and any decree for sale in the event  of a foreclosure by judicial action shall provide that such proceeds shall) be applied as follows:

(a) First, to all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Agent to the extent reimbursable under applicable law in connection with (i) the Mortgagor’s execution, delivery and performance of this Mortgage, (ii) protecting, preserving or maintaining the Real Property and (iii) enforcing the rights of the Agent hereunder (collectively “Costs and Expenses”).  All Costs and Expenses shall become additional Obligations Secured when paid or incurred by the Agent in connection with any proceeding, including any bankruptcy proceeding, to which any Secured Party shall be a party, either as plaintiff, claimant or defendant, by reason of this Mortgage or any indebtedness hereby secured or in connection with the preparations for the commencement of any suit for the foreclosure, whether or not actually commenced, or if permitted by applicable law, any sale by advertisement.

(b) Then, to all Obligations Secured that then remain unpaid in such order as the Required Lenders may determine in their discretion.

The Mortgagor shall remain liable for any deficiency to the extent provided in the documents that create the Obligations Secured.

Section 4.3 Cumulative Remedies; Delay or Omission Not a Waiver

.  No remedy or right of the Agent shall be exclusive of, but shall be in addition to, every other remedy or right now or hereafter existing at  law or in equity.  No delay in the exercise or omission to exercise any remedy or right available during the existence of any Event of Default shall impair any  such remedy or right or be construed to be a waiver of such Event of Default or acquiescence therein, nor shall it affect any subsequent Event of Default of the same or different nature.  To the extent permitted by applicable law, every such remedy or right may be exercised concurrently or independently and when and as often as may be deemed expedient by the Agent.

Section 4.4 Agent’s Remedies against Multiple Parcels

.  If more than one property,  lot or parcel is covered by this Mortgage, and this Mortgage is foreclosed upon or judgment is entered upon any Obligations Secured, or if Agent exercises its statutory power of sale, execution  may be made upon or Agent may exercise its power of sale against any one or more of the properties, lots or parcels and not upon the others, or upon all of such properties or parcels, either together or  separately, and at different times or at the same time, and execution sales or sales by advertisement may likewise be conducted separately or concurrently, in each case at the election of the Required Lenders.

Section 4.5 No Merger

.  In the event of a foreclosure of this Mortgage or exercise of Agent's power of sale in any court or any other mortgage or trust deed securing the Obligations Secured, the Obligations Secured then due shall, at the option of the Required Lenders, not be merged into any decree of foreclosure entered by the court, and the Agent may concurrently or subsequently seek to foreclose one or more mortgages or deeds of trust that also secure the Obligations Secured.

Article 5 MISCELLANEOUS
Section 5.1 Notices

.  All notices and other communications hereunder shall be in writing and shall be given in the manner, within the time periods and to the applicable address identified in the Loan Agreement.

Section 5.2 Governing Law

.  This Mortgage shall be construed, governed and enforced in accordance with the laws of the State.  Wherever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by or invalid under applicable law, such provision shall be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Mortgage.

Section 5.3 Satisfaction of Mortgage

.  Upon  full  payment  and  performance of all the Obligations Secured, or upon satisfaction of the conditions set forth in the Loan Agreement for release of the Mortgaged Property from this Mortgage, then the Agent shall, promptly upon request of the Mortgagor, execute and deliver to the Mortgagor a satisfaction of mortgage or reconveyance of the Mortgaged Property reasonably acceptable to the Mortgagor.

Section 5.4 Successors and Assigns Included in Parties; Third Party Beneficiaries

.  This Mortgage shall be binding upon the parties hereto and upon the successors, assigns and vendees of the Mortgagor and shall inure to the benefit of the parties hereto and their respective successors and assigns; all references herein to the Mortgagor and to the Agent shall be deemed to include their respective successors and assigns.  The Mortgagor’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Mortgagor. Wherever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders. The Secured Parties shall be third party beneficiaries of the Mortgagor’s representations, warranties, covenants and agreements hereunder.

Section 5.5 WAIVER OF APPRAISEMENT, VALUATION, STAY, EXTENSION, AND REDEMPTION LAWS

.  The Mortgagor agrees, to the full extent permitted by law, that neither the Mortgagor nor anyone claiming through or under it shall set up, claim or seek to take advantage of any appraisement, valuation, stay, homestead or extension law, whether now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage exercise of statutory power of sale in any court or the absolute sale of the Mortgaged Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereof; and the Mortgagor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws and any right to have the assets comprising the Mortgaged Property marshaled upon any foreclosure of the lien hereof and agrees that the Agent or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety.  To the fullest extent permitted by law, the Mortgagor irrevocably waives all statutory or other rights of redemption from sale under any order or decree of foreclosure of this Mortgage, on its own behalf and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date hereof.  The Mortgagor further waives, to the fullest extent it may lawfully do so, all statutory and other rights in its favor, limiting concurrent actions to foreclose this Mortgage and the exercise of other rights with respect to the Obligations Secured, including any right vested in the Mortgagor or any affiliate to limit the right of the Agent to pursue or commence concurrent actions against the Mortgagor or any such affiliate or any property owned by any one or more of them.  Mortgagor further waives, to the extent permitted by applicable law, all errors and imperfections in any proceedings instituted by Agent under this Mortgage and all notices of any Event of Default (except as may be provided for under the terms of this Mortgage) or of Agent’s election to exercise or its actual exercise of any right, remedy or recourse provided for under this Mortgage.

Section 5.6 Interpretation with Other Documents

.  Notwithstanding anything in this Mortgage to the contrary, in the event of a conflict or inconsistency between this Mortgage and the Loan Agreement, the provisions of the Loan Agreement will govern.  To the extent any provision of this Mortgage specifies performance according to standards established by the Loan Agreement, then such specification shall mean the performance that would be required by the Borrower were the Borrower the owner of the Mortgaged Property and the Mortgagor hereunder.  Notwithstanding anything to the contrary contained herein, the lien and security interest granted to Agent pursuant to this Mortgage and the exercise of any right or remedy by Agent hereunder are subject to the provisions of the Term Loan Intercreditor Agreement.  In the event of any conflict or inconsistency between the terms and provisions of the Term Loan Intercreditor Agreement and the terms and provisions of this Mortgage, the terms and provisions of the Term Loan Intercreditor Agreement shall govern and control.

Section 5.7 Future Advances

.  This Mortgage is given for the purpose of securing loan advances and other financial accommodations that any Secured Party may make to or for the benefit of the Mortgagor pursuant and subject to the terms and provisions of the Loan Agreement or any other document evidencing or relating to any Obligations Secured.  The parties hereto intend that, in addition to any other debt or obligation secured hereby, this Mortgage shall secure unpaid balances of loan advances and other financial accommodations made after this Mortgage is delivered to the office in which mortgages are recorded in the County, whether made pursuant to an obligation of a Secured Party or otherwise, and in such event, such advances shall be secured to the same extent as if such future advances were made on the date hereof, although there may be no advance made at the time of execution hereof, although there may be no indebtedness outstanding at the time any advance is made.  Such loan advances may or may not be evidenced by guarantees or notes executed pursuant to the Loan Documents.  NOTICE:  This Mortgage secures credit in the amount of $500,000,000.00.  Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

Section 5.8 Changes

.  Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  To the extent permitted by law, any agreement hereafter made by the Mortgagor and the Agent relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

Section 5.9 CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES

.

(a) The Mortgagor irrevocably (i) submits to the jurisdiction of any state or federal court sitting in the State, or in such other location as may be specified in the Loan Agreement, in any action or proceeding arising out of or relating to this Mortgage, and the Mortgagor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any state or federal court sitting in the State or in such other location as may be specified in the Loan Agreement.

(b) The provisions of the Loan Agreement contained in Sections 14.14 and 14.15 thereof are hereby incorporated by reference as if set out in their entirety in this Mortgage.

(c) To the extent that the Mortgagor has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Mortgagor hereby irrevocably waives such immunity in respect of its obligations under this Mortgage.

(d) Mortgagor waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding; consents to service of process in any such action or proceeding by the mailing of a copy of such process to the Mortgagor as set forth in Section 6.1 hereof; and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(e) Nothing in this Section shall affect the right of the Agent to serve legal process in any other manner permitted by law or affect the right of the Agent to bring any action or proceeding against the Mortgagor or its property in the courts of any other jurisdiction.

Section 5.10 Time of Essence

. Time is of the essence with respect to the provisions of this Mortgage.

Section 5.11 No Strict Construction

.  The parties hereto have participated jointly in the negotiation and drafting of this Mortgage.  In the event an ambiguity or question of intent or interpretation arises, this Mortgage shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Mortgage.

Section 5.12 Agent’s Right to Appear

. After the occurrence of an Event of Default, or in any situation where the Agent or the Required Lenders reasonably determine that the Mortgagor’s action is not protective of the interest of the Agent in the Mortgaged Property, Agent shall have the right to appear in and defend any legal proceeding brought regarding the Mortgaged Property and to bring any legal proceeding, in the name and on behalf of the Mortgagor or in the Agent’s name, that the Required Lenders, in their sole discretion, determine is necessary to be brought to protect the Secured Parties’  interest in the Mortgaged Property, as long as Agent provided Mortgagor fifteen (15) days prior written notice of its intent to bring such proceeding, except in the event of an emergency, in which case no prior notice shall be required (but Agent shall promptly thereafter notify Mortgagor of the bringing of such proceeding).  Nothing herein is intended to prohibit Mortgagor from bringing or defending any suit relating to the Mortgaged Property.

Section 5.13 No Liability of Secured Parties

. Notwithstanding anything to the contrary contained in this Mortgage, this Mortgage is only intended as security for the Obligations Secured and the Secured Parties shall not be obligated to perform or discharge, and do not hereby undertake to perform or discharge, any obligation, duty or liability of the Mortgagor with respect to any of the Mortgaged Property.  Unless and until a Secured Party takes title or possession of the Mortgaged Property, either through foreclosure, the taking of a deed in lieu thereof or otherwise, no Secured Party shall be responsible or liable for the control, care, management or repair of the Mortgaged Property or for any negligence in the management, operation, upkeep, repair or control of the Mortgaged Property resulting in loss or injury or death to any licensee, employee, tenant or stranger or other person.  The Mortgagor agrees to indemnify and hold harmless the Secured Parties from and against all loss, cost and liability incurred by the Mortgagor in connection with any of the foregoing that are not the responsibility of the Secured Parties in accordance with this Section; provided that the Mortgagor shall not be liable for such indemnification to any Secured Party to the extent that resulting from such Secured Party’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order.

Section 5.14 Indemnity

.  Mortgagor unconditionally agrees to forever indemnify, defend and hold harmless, and covenants not to sue for any claim for contribution against, each Secured Party and their respective directors, officers, employees, trustees, agents, financial advisors, consultants, affiliates and controlling persons (each such person, an “Indemnitee”) for any damages, costs, loss or expense, including response, remedial or removal costs and all fees and disbursements of counsel for any such Indemnitee, arising out of any of the following:  (i) any presence, release, threatened release or disposal of any Hazardous Material by Mortgagor or any subsidiary of Mortgagor or otherwise occurring on or with respect to the Mortgaged Property, (ii) the operation or violation of any Environmental Law by Mortgagor or any subsidiary of Mortgagor or otherwise occurring on or with respect to the Mortgaged Property, (iii) any claim for personal injury, property damage related to Mortgagor or any subsidiary of Mortgagor or otherwise occurring on or with respect to the Mortgaged Property, (iv) any claim for actual or threatened injury to, destruction of or loss of natural resources in connection with Mortgagor or any subsidiary of Mortgagor or otherwise occurring on or with respect to the Mortgaged Property and (v) the inaccuracy or breach of any environmental representation, warranty or covenant by Mortgagor  made herein or in any other Loan Document evidencing or securing any obligation  under the Loan Documents or setting forth terms and conditions applicable thereto or otherwise relating thereto.  The foregoing indemnity shall survive the termination of this Mortgage and shall remain in force beyond the expiration of any applicable statute of limitations and payment or satisfaction in full of any single claim thereunder.

Section 5.15 Variable Interest Rate

.  The Obligations Secured include obligations that bear interest at rates that vary from time to time, as provided in the Loan Agreement and the other documents relating to the Obligations Secured.

Section 5.16 Statutory Notice

.  IMPORTANT:  READ BEFORE SIGNING.  THE TERMS OF THIS MORTGAGE SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE.  NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS

MORTGAGE MAY BE LEGALLY ENFORCED.  YOU MAY CHANGE THE TERMS OF THIS MORTGAGE ONLY BY ANOTHER WRITTEN AGREEMENT.  THIS NOTICE IS ALSO EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS BETWEEN THE PARTIES HERETO.

Section 5.17 Limitation of Liability

.  Notwithstanding any other provision of this Mortgage or any other Loan Document, the liability of the Mortgagor hereunder shall not exceed the maximum amount of liability that the Mortgagor can incur without rendering this Mortgage void or voidable under any applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount (and, to the extent necessary to comply with the foregoing under any applicable law, the Obligations Secured shall be reduced to such maximum amount).

Article 6 LOCAL LAW PROVISIONS
Section 6.1 Purpose

.  The Obligations Secured constitute a business loan under the laws of the State and include obligations that bear interest at rates that vary from time to time,   as provided in the Loan Agreement and the other documents relating to the Obligations Secured.

Section 6.2Future Advances.  To the extent this Mortgage secures future advances, the amount of such advances is not yet known. The acceptance of this Mortgage by Agent confirms that Agent is aware of the provisions in Minnesota Statutes §287.05, Subd. 5, and intends to comply with the requirements contained therein.

Section 6.3Non-Agricultural Use.  Mortgagor represents and warrants that as of the date of this Mortgage the Mortgaged Property is not in agricultural use as defined in Minnesota Statutes § 40A.02, Subd. 3, and is not used for agricultural purposes.

Section 6.4Interest Upon Redemption.  In the event the Mortgaged Property is redeemed in accordance with applicable law, Agent shall be entitled to collect from the redeeming party, at the time of redemption, interest during the redemption period at the maximum amount and rate permitted by Minnesota law, together with all other amounts permitted to be collected under applicable law.

Section 6.5Definition Of Indebtedness.  Except for principal of, and interest on, the Obligations Secured, the term “Obligations Secured”, as defined above does not include any amount which is not exempt from the mortgage registry tax pursuant to Minnesota Statutes § 287.05, Subd. 4, or otherwise, and does not include accrued interest which, in accordance with the instruments evidencing the Obligations Secured, is added to and becomes a part of the unpaid principal balance.

Exhibit 10.25

IN WITNESS WHEREOF, Mortgagor has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

THE MORTGAGOR HEREBY DECLARES AND ACKNOWLEDGES THAT THE MORTGAGOR HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY OF THIS MORTGAGE.

MORTGAGOR:	GREEN PLAINS FAIRMONT LLC, a Delaware limited liability company
	By:	/s/ Michelle Mapes
Name: Michelle Mapes
Title: Chief Legal & Administration Officer

STATE OF NEBRASKA)

) ss.:

COUNTY OF DOUGLAS)

Personally appeared before me, the undersigned authority in and for the said county and state, on this 29th day of March, 2018, within my jurisdiction, the within named Michelle Mapes, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed in the above and foregoing instrument and acknowledged that she executed the same in her representative capacity, and that by her signature on the instrument, and as the act and deed of the person or entity upon behalf of which she acted, executed the above and foregoing instrument, after first having been duly authorized so to do.

/s/ Ronda Alcala

Notary Public

My commission expires:

9/29/20

S-1

US-DOCS\95280201Fairmont, MN

Exhibit 10.25

EXHIBIT A

Legal Description

Fairmont, Martin County, MN

Tract A:

Parcel 1:

A tract of land in the Northeast Quarter and the Southeast quarter of Section 1, Township 102 North, Range 31 West, Martin County, Minnesota described as follows: Beginning at the East Quarter Corner of Section 1, Township 102 North, Range 31 West, Martin County, Minnesota; thence North 00 degrees 36 minutes 44 seconds East, (County Coordinate System) along the East line of the Northeast Quarter of Section 1, a distance of 134.67 feet; thence South 89 degrees 56 minutes 44 seconds West, a distance of 950.58 feet; thence North 00 degrees 36 minutes 44 seconds East, a distance of 688.36 feet; thence South 88 degrees 53 minutes 16 seconds East, a distance of 950.55 feet to the East line of the Northeast Quarter of Section 1; thence North 00 degrees 36 minutes 44 seconds East, along said East line, a distance of 1827.63 feet to the Northeast Corner of Section 1; thence North 89 degrees 21 minutes 24 seconds West, along the North line of the Northeast Quarter of Section 1, a distance of 1315.08 feet to the Northwest Corner of the Northeast Quarter of the Northeast Quarter of Section 1; thence South 00 degrees 45 minutes 22 seconds West, along the West line of the Northeast Quarter of the Northeast Quarter of Section 1, a distance of 1295.19 feet to the Southwest Corner of the Northeast Quarter of the Northeast Quarter; thence North 88 degrees 28 minutes 02 seconds West, along the South line of the Northwest Quarter of the Northeast Quarter of Section 1, a distance of 1318.45 feet to the North-South Quarter line of Section 1; thence South 00 degrees 54 minutes 09 seconds West, along the North-South Quarter line of Section 1; a distance of 2139.68 feet to the North line of a Tract of land deeded to Cargill, Incorporated and recorded and described in the Office of the County Recorder in Document No. 321994 (Parcel 1); thence South 89 degrees 03 minutes 49 seconds East, along the North line of said Cargill, Incorporated tract and the North line of a tract of land deeded to Cargill, Incorporated and recorded and described in the Office of the County Recorder in Document No. 347139, a distance of 1262.00 feet to the East line of said Cargill, Incorporated tract described in Document No. 347139; thence South 00 degrees 56 minutes 11 seconds West, along said East line, a distance of 375.74 feet to the North line of said Cargill, Incorporated tract described in Document No. 312994 (Parcel 1); thence South 83 degrees 44 minutes 53 seconds East, along said North line, a distance of 469.51 feet to the West line of Borden’s Addition according to the recorded plat on file and of record in the Office of the County Recorder; thence North 00 degrees 56 minutes 11 seconds East, along said West line, a distance of 419.23 feet to the North line of said Borden’s Addition; thence South 89 degrees 03 minutes 49 seconds East, along said North line, a distance of 513.49 feet to the Southwest corner of a tract of land deeded to J.I. Case Company and recorded and described in the Office of the County Recorder in Document No. 263926; thence North 00 degrees 56 minutes 11 seconds East, along the West line of said J.I. Case Company tract, a distance of 779.12 feet to the Northwest corner of said J.I. Case Company tract; thence South 89 degrees 03 minutes 49 seconds East, along the North line of said J.I. Case Company tract, a distance of 400.00 feet to the East line of the Southeast Quarter of Section 1; thence North 00 degrees 56 minutes 11 seconds East, along the East line of the Southeast Quarter of Section 1, a distance of 17.48 feet to the point of beginning.

EXCEPTING THEREFROM a tract of land in the North Half of the Southeast Quarter and the Southwest Quarter of the Northeast Quarter of Section 1, Township 102 North, Range 31 West, Martin County, Minnesota, described as follows: Commencing at the East Quarter corner of said Section 1; thence South 00°56'11" West, along the east line of the Southeast Quarter of said Section 1, a distance of 761.32 feet, thence North 89°20'18" West, a distance of 2119.20 feet; thence North 00°31'13" East, a distance of 1264.23 feet to the point of beginning; thence North 89°35'46" East, a distance of 271.05 feet; thence North 00°58'23" West, a distance of 150.75 feet; thence North 90°00'00" West, a distance of 105.86 feet; thence North 00°00"00" East, a distance of 379.00 feet; thence North 90°00'00" West, a distance of 22.50 feet; thence South 00°00'00" West, a distance of 283.30 feet; thence North 90°00'00" West, a distance of 183.57 feet; thence South 00°54'24" West, a distance of 151.00 feet; thence South 89°05'36" East, a distance of 15.00 feet; thence South 01°00'30" West, a distance of 97.36 feet; thence North 89°35'46" East, a distance of 32.55 feet to the point of beginning. SUBJECT to an Access Easement described as follows: A strip of land 30.00 feet in width over and across the Southeast Quarter and the Southwest Quarter of the

Exhibit A-1

Northeast Quarter of Section 1, Township 102 North, Range 31 West, Martin County, Minnesota lying 15.00 feet on both sides of the following described Line A. All sidelines shall be shortened or extended to terminate on the east at the east line of the Southeast Quarter of said Section 1 and on the north at the south line of the above described tract.

Line A: Commencing at the East Quarter corner of said Section 1; thence South 00°56'11" West, along the east line of the Southeast Quarter of said Section 1, a distance of 761.32 feet to the point of beginning of said Line A; thence North 89°20'18" West, a distance of 2119.20 feet; thence North 00°31'13" East, a distance of 1264.23 feet said Line A there terminating.

Parcel 2:

Non-exclusive easement for ingress and egress as contained in Amended and Restated Access Easement Agreement by and between Kayton & Rabe, L.L.P., a Minnesota limited liability partnership, as Grantor and Buffalo Lake Energy, LLC, a Delaware limited liability company, as Grantee, dated May 2, 2007, filed May 4, 2007, as Document Number 2007R-389170

Tract B:

The Northwest Quarter of the Northeast Quarter of Section 1, Township 102 North, Range 31 West of the Fifth Principal Meridian, Martin County, Minnesota.

EXCEPTING THEREFROM:  A tract of land in the Northwest Quarter of the Northeast Quarter of Section 1, Township 102 North, Range 31 West of the Fifth Principal Meridian in Martin County, Minnesota, more particularly described as follows: Beginning at the North Quarter corner of said Section 1; thence South 00 degrees 14 minutes 37 seconds West along the North-South Quarter line a distance of 376.99 feet; thence North 90 degrees 00 minutes 00 seconds East parallel with the North line of said Section 1 a distance of 321.95 feet; thence North 02 degrees 00 minutes 00 seconds West a distance of 377.22 feet to the North line of said Section 1; thence South 90 degrees 00 minutes 00 seconds West along said North line a distance of 307.18 feet to the point of beginning.

Tract C:

A tract of land in the Northeast Quarter of the Southwest Quarter of Section 1, Township 102 North, Range 31 West Martin County, Minnesota described as follows: Commencing at the North Quarter Corner of Section 1, Township 102 North, Range 31 West, Martin County, Minnesota; thence South 00 degrees 10 minutes 59 seconds West, (assumed bearing) along the East line of the Northwest Quarter and the East line of the Southwest Quarter of Section 1, a distance of 2811.56 feet to the point of beginning; thence continuing South 00 degrees 10 minutes 59 seconds West, along the East line of the Southwest Quarter of Section 1, a distance of 402.85 feet to the North line of a tract of land deeded to the City of Fairmont and recorded and described in the Office of the Martin County Recorder in Document No. 357223; thence North 89 degrees 49 minutes 01 seconds West, along said North line, a distance of 200.00 feet to the West line of said City Tract; thence South 00 degrees 10 minutes 59 seconds West, along said West line a distance of 266.00 feet to the South line of said City Tract; thence South 89 degrees 49 minutes 01 seconds East, along said South line, a distance of 200.00 feet to the East line of the Southwest Quarter of Section 1; thence South 00 degrees 10 minutes 59 seconds West, along the East line of Section 1 a distance of 276.20 feet to the North line of a tract of Land deeded to Cargill, Incorporated and recorded and described in the Office of the Martin County Recorder in Document No. 321994 (Parcel 2); thence North 84 degrees 28 minutes 04 seconds West, along said North line, a distance of 1075.94 feet; thence North 51 degrees 55 minutes 31 seconds East, a distance of 1364.25 feet to the point of beginning.

Tract D:

The West 100.00 feet of the North 100.00 feet of Lot 1, Block One , of Borden’s Addition in the City of Fairmont, Martin County, Minnesota, according to the plat thereof on file and of record in the Office of the County Recorder. TOGETHER WITH a 20.00 foot wide Access Easement set forth in Warranty Deed filed 11-7-2005, as Document No. 2005R-381039, over and across a strip of land in Lot 1 in Block One of Borden’s Addition in the City of Fairmont, Martin County, Minnesota, bounded as follows: On the West by the West line of said Borden’s Addition, on the East by a line running parallel with and distant 20.00 feet East (measured at right angles) of the West line of

Exhibit A-2

said Borden’s Addition, on the North by the South line of the North 100.00 feet of Lot 1, Block One of said Borden’s Addition, on the South by the North line of a Public Road Easement as recorded and described in the office of the County Recorder in Document No. 269586.

Tract F:

A tract of land in Block One of Borden’s Addition in the City of Fairmont, Martin County, Minnesota, according to the recorded plat thereof on file and of record in the office of the County Recorder Described as follows: Commencing at the Northwest corner of Borden’s Addition in the City of Fairmont, Martin County, Minnesota, According to the recorded plat thereof on file and of record in the Office of the County Recorder; thence South 00 degrees 56 minutes 11 seconds West, (county coordinate system), along the West line of said Borden’s Addition, a distance of 100.00 feet to the South line of a tract of land deeded to Buffalo Lake Energy, LLC and recorded and described in the Office of the County Recorder in Document No. 2005R-381039 and the point of beginning; thence South 89 degrees 03 minutes 49 seconds East, along said South line, a distance of 0.75 feet; thence Southeasterly, a distance of 452.01 feet along a nontangential curve to the left having a radius of 739.49 feet a central angle of 35 degrees 01 minutes 19 seconds and a 445.01 foot chord which bears South 38 degrees 09 minutes 06 seconds East, to the North line of a tract of land deeded to Cargill Incorporated and recorded and described in the Office of the County Recorder in Document No. 321994 (Parcel 3); thence North 83 degrees 44 minutes 53 seconds West, along the North line of said Cargill Incorporated tract, a distance of 282.55 feet to the West line of said Borden’s Addition; thence North 00 degrees 56 minutes 11 seconds East, along said West line, a distance of 319.23 feet to the point of beginning.

Tract G:

A tract of land in Block One of Borden’s Addition in the City of Fairmont, Martin County, Minnesota, according to the recorded plat thereof on file and of record in the office of the County Recorder described as follows: Commencing at the Northwest corner of said Borden’s Addition; thence South 89 degrees 03 minutes 49 seconds East, (county coordinate system), along the North line of said Borden’s Addition, a distance of 100.00 feet to the Northeast corner of a tract of land deeded to Buffalo Lake Energy, LLC and recorded and described in the Office of the County Recorder in Document No. 2005R-381039 and the point of beginning; thence continuing South 89 degrees 03 minutes 49 seconds East, along the North line of said Borden’s Addition, a distance of 32.00 feet; thence South 00 degrees 56 minutes 11 seconds West, parallel with the West line of said Borden’s Addition, a distance of 315.12 feet to a point on the Northeasterly line of a tract of land deeded to Buffalo Lake Energy, LLC and recorded and described in the Office of the County Recorder in Document No. 2007R-389165 said point being on a non-tangential curve having a radius of 739.49 feet and a center radius which bears North 49 degrees 44 minutes 20 seconds East, thence Northwesterly, along said curve, a distance of 253.23 feet through a central angle of 19 degrees 37 minutes 14 seconds to the South line of said Buffalo Lake Energy, LLC tract recorded in Document No. 2005R-381039; thence South 89 degrees 03 minutes 49 seconds East, along said South line, a distance of 99.25 feet to the Southeast corner of said tract; thence North 00 degrees 56 minutes 11 seconds East, along the East line of said tract, a distance of 100.00 feet to the point of beginning.

Tract H:

A tract of land in the Southeast Quarter of the Northeast Quarter, Section 1, Township 102 North, Range 31 West, Martin County, Minnesota, said tract being described as follows: Commencing at the East Quarter corner of said Section 1; thence North 00 degrees 00 minutes 00 seconds East along the East line of said Northeast Quarter and the center line of County State Aid Highway 39 a distance of 234.67 feet to the point of beginning of the tract to be described; thence North 89 degrees 30 minutes 00 seconds West a distance of 408.88 feet; thence South 01 degrees 51 minutes 15 seconds West a distance of 108.42 feet; thence South 89 degrees 20 minutes 00 seconds West a distance of 538.18 feet; thence North 00 degrees 00 minutes 00 seconds East a distance of 688.36 feet; thence South 89 degrees 30 minutes 00 seconds East a distance of 650.85 feet; thence South 00 degrees 45 minutes 45 seconds West a distance of 513.99 feet; thence South 89 degrees 30 minutes 00 seconds East a distance of 306.54 feet to said East line and centerline; thence South 00 degrees 00 minutes 00 seconds West along said East line and centerline a distance of 55.00 feet to the point of beginning.

Exhibit A-3

Tract I (Gas Pipeline):

Parcel 1:

A tract of land in the Northwest Quarter of the Northwest Quarter of Section 5, Township 102 North, Range 31 West, in Martin County, Minnesota, described as follows: Commencing at the Northwest corner of said Section 5; thence South 01 degrees 24 minutes 49 seconds West, (County Coordinate System) along the West line of the Northwest Quarter of said Section 5, a distance of 363.00 feet; thence South 88 degrees 48 minutes 36 seconds East, a distance of 33.00 feet to the East right-of-way line of 140th Avenue and the point of beginning; thence continuing South 88 degrees 48 minutes 36 seconds East, a distance of 75 feet; thence South 01 degrees 24 minutes 49 seconds West, a distance of 100.00 feet; thence North 88 degrees 48 minutes 36 seconds West, a distance of 75.00 feet to said East right-of- way line; thence North 01 degrees 24 minutes 49 seconds East, along said East right-of-way line, a distance of 100.00 feet to the point of beginning.

Parcel 2:

Non-exclusive easements over part of the North Half of Section 5, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated 8-15-2007, filed 10-24-2007 as Document No. 2007R-391585 and as amended by Amendment to Pipeline Easement dated 9-12-2007, filed 9-24-2007 as Document No. 2007R-391153.

Parcel 3:

Non-exclusive easements over part of the Northwest Quarter of Section 4, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated 8-1-2007, filed 10-9-2007, as Document No. 2007R-391364.

Parcel 4:

Non-exclusive easements over part of the Northeast Quarter of the Northwest Quarter of Section 4, Township 102 North, Range 31 West, in Martin County, Minnesota as contained in Pipeline Easement dated 8-8-2007, filed 10-9-2007 as Document No. 2007R-391352.

Parcel 5:

Non-exclusive easements over part of the Northwest Quarter of the Northeast Quarter of Section 4, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated 8-15-2007, filed 10-9-2007 as Document No. 2007R-391354.

Parcel 6:

Non-exclusive easements over part of the Northwest Quarter of the Northeast Quarter of Section 4, Township 102 North, Range 31 West, in Martin County Minnesota, as contained in Pipeline Easement dated 8-1-2007, filed 10-9-2007 as Document No. 2007R-391360.

Parcel 7:

Non-exclusive easements over part of the East Half of the fractional Northeast Quarter of Section 4, Township 102 North, Range 31 West, and over the West 83.05 acres, more or less, of the West Half of Section 3, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated 8-1-2007, filed 10-9-2007 as Document No. 2007R-391361.

Exhibit A-4

Parcel 8:

Non-exclusive easements over that part of the West Half of Section 3, Township 102 North, Range 31 West, EXCEPT the West 83.05 acres, more or less, thereof, and over the Northeast Quarter of Section 3, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated 8-2-2007, filed 10-9-2007 as Document No. 2007R-391359.

Parcel 9:

Non-exclusive easements over part of the Northwest Quarter of Section 2, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated 8-1-2007, filed 10-9-2007 as Document No. 2007R-391362.

Parcel 10:

Non-exclusive easements over the East 608.3 feet of the Northwest Quarter and over part of the Northeast Quarter of Section 2, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated 8-2-2007, filed 10-9-2007 as Document No. 2007R-391358.

Parcel 11:

Non-exclusive easements over part of the Northeast Quarter of Section 2, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated 8-1-2007, filed 10-9-2007 as Document No. 2007R-391357.

Parcel 12:

Non-exclusive easements over part of the Northeast Quarter of Section 2, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated 8-15-2007, filed 10-9-2007, as Document No. 2007R-391353.

Parcel 13:

Non-exclusive easements over part of the Northeast Quarter of Section 2, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated 8-2-2007, filed 10-9-2007 as Document No. 2007R-391356.

Parcel 14:

Non-exclusive easements over part of the Northwest Quarter of Section 1, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated 8-14-2007, filed 10-9-2007 as Document No. 2007R-391355.

Parcel 15:

Non-exclusive easements over part of the Northwest Quarter of Section 1, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated 8-1-2007, filed 10-9-2007 as Document No. 2007R-391365.

Parcel 16:

Non-exclusive easements over part of the Northwest Quarter of the Northeast Quarter of Section 1, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated 8-1-2007, filed 10-9-2007 as Document No. 2007R-391363.

Exhibit A-5

Exhibit 10.25

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Fergus Falls, Otter Tail County, MN

All that part of the W½ of Section 20, Township 133 North, Range 43 West of the Fifth Principal Meridian, situate in the County of Otter Tail and the State of Minnesota, lying South of the Railroad Right-of-Way,

EXCEPT the following described tracts of land:

1. The tract described as follows: That part of the SW¼ of Section 20, Township 133, Range 43, described as follows: Commencing at the Southwest corner of said Section 20; thence on an assumed bearing of East along the South line of said Section 20 a distance of 312.35 feet to the point of beginning of the land to be described; thence North 00 degrees 08 minutes 29 seconds East a distance of 318.00 feet; thence on a bearing of East a distance of 180.00 feet; thence South 00 degrees 08 minutes 29 seconds West a distance of 318.00 feet to said South line of Section 20; thence on a bearing West along said South line of Section 20, a distance of 180.00 feet to the point of beginning.

2. All that part of the following-described tract: The E½ of the W½ of Section 20, Township 133, Range 43, except railroad right of way; which lies Easterly of a line run parallel with and distant 100.00 feet westerly of the following-described line: Beginning at a point on the North line of said Section 20, distant 99.15 feet East of the North Quarter corner thereof; thence run southerly to a point on the South line of said Section 20, 96.10 feet East of the South Quarter corner thereof, and there terminating; together with all that part of the above-described tract adjoining and westerly of the above-described strip and easterly of the following-described line: From a point on the above-described line, distant 1,077.80 feet North of the South line of said Section 20, run westerly at right angles with said above- described line for 100.0 feet to the point of beginning of the line to be described; thence run southwesterly to a point which is distant 110.0 feet westerly (measured at right angles) from a point on the above-described line, distant 977.80 feet North of the South line of said Section 20 (when measured along the above-described line); thence run southerly and parallel with said above-described line to the northeasterly boundary line of the railroad running in a southeasterly and northwesterly direction over and across the above-described tract; in addition to the existing highway; together with all right of access, being the right of ingress and egress from all that portion of the above-described tract, not acquired herein, to Trunk Highway No. 392.

3. That part of the Southwest Quarter of Section 20, Township 133 North, Range 43 West, Otter Tail County, Minnesota, described as follows: Commencing at the West Quarter Corner of said Section 20; thence on an assumed bearing of South 00°08'29" West along the west line of the Southwest Quarter of said Section 20 a distance of 1158.37 feet; thence North 90°00'00" East 417.25 feet to the point of beginning; thence North 33°39'07" East 110.00 feet; thence South 52°32'02" East 225.50 feet; thence North 33°39'07" East 59.09 feet; thence South 57°44'17" East 98.60 feet; thence North 37°00'24" East 91.82 feet; thence South 52°59'36" East 141.03 feet; thence South 37°37'44" West 437.26 feet; thence North 53°29'46" West 214.67 feet; thence North 33°39'07" East 170.63 feet; thence North 52°32'02" West 225.50 feet to the point of beginning.

TOGETHER with an easement for ingress and egress purposes over a strip of land 33.00 feet in width lying within 16.50 feet on each side of the following described centerline: Commencing at the Southwest Corner of said Section 20; thence North 90°00'00" East on an assumed bearing along the south line of said Section 20 a distance of 508.00 feet to the point of beginning of said centerline; thence North 00°00'00" East 428.06 feet; thence North 41°14'27" East 233.62 feet; thence North 38°05'50" West 188.11 feet; thence North 14°08'59" West 212.34 feet; thence North 05°54'12" West 275.00 feet; thence North 29°20'14" East 189.39 feet to the intersection with the southwesterly line of the above described 2.66 acre tract, and said centerline there terminating. Subject to an easement for Township road purposes over the southerly 33.00 feet of said Section 20 and other easements of sight or record, if any.

Exhibit B-1

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Montgomery, Montgomery County, AL

The land referred to herein below is situated in the County of Montgomery, State of AL, and is described as follows:

PARCEL #1:

Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, and 13 in Block U, according to the Plat of Vesuvius as recorded in the Office of the Judge of Probate of Montgomery County, Alabama, in Deed Book Number 20, at Page 640 subject to the right of way across the southeast corner of Lot Number 10 which was heretofore conveyed to L. B. Whitfield for the purpose of constructing a certain spur railroad track as shown by deed recorded in Deed Book 62, at Page 628 in the Probate Office of Montgomery County, Alabama.

PARCEL #2:

Begin at the southwest corner of Lot 1, Block U of the Plat of Vesuvius and the East R.O.W. of Rebecca Street and run North along said R.O.W. to the northwest corner of Lot 1; thence West 25 feet to the centerline of Rebecca Street; thence South along said centerline, 201.17 feet; thence East 25 feet to the point of beginning.

Also described as:

PARCEL #1:

Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, and 13 in Block U, according to the Plat of Vesuvius as recorded in the Office of the Judge of Probate of Montgomery County, Alabama, in Deed Book Number 20, at Page 640 subject to the right of way across the southeast corner of Lot Number 10 which was heretofore conveyed to L. B. Whitfield for the purpose of constructing a certain spur railroad track as shown by deed recorded in Deed Book 62, at Page 628 in the Probate Office of Montgomery County, Alabama,

AND ALL OF WHICH REMAINING BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGIN AT THE SW CORNER OF LOT 1, BLOCK U OF THE ABOVE PLAT AND RUN ALONG THE NORTH ROW OF PROCTOR STREET S 87°09'02"E, 484.32 FEET; THENCE LEAVING SAID NORTH ROW N 54°33'28"E, 80.69 FEET; THENCE S 87°09'02"E, 42.85 FEET TO THE WEST ROW OF NORTH COURT STREET. THENCE ALONG SAID WEST ROW N 04°24'21''E, 149.90 FEET; THENCE LEAVING SAID WEST ROW N 87°01'57"W, 589.78 FEET TO THE NW CORNER OF SAID LOT 1, THENCE ALONG THE WEST LINE OF SAID LOT 1 S 04°12'18"W, 201.12 FEET TO THE POINT OF BEGINNING AND CONTAINING 2.63 ACRES MORE OR LESS.

PARCEL #2:

Begin at the southwest corner of Lot 1, Block U of the Plat of Vesuvius as recorded in the office of the Judge of Probate, Montgomery County, Alabama in Plat Book 26 at page 109 and run along the west line of said Lot 1, N 04°12'18"E, 201.12 feet; thence N 87°01'57" W, 25.00 feet; Thence S 04°12'50"W, 201.17 feet; thence along the north ROW of Proctor Street, S 87°09'02"E, 25.00 feet to the Point of Beginning and containing 0.11 acres more or less.

Pursuant to the ALTA/NSPS Survey dated 12-11-17 by O. Guthrie Jeffcoat, Jr. PE & PLS, Al. Reg. 9587 designated as project number 17-332."

LESS AND EXCEPT ALL PROPERTY AS CONVEYED BY SPECIAL WARRANTY DEED RECORDED OCTOBER 19, 1906 IN DEED BOOK 61 AT PAGE 628.

Exhibit B-2

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Montebello, Los Angeles County, CA

Real property in the City of Montebello, County of Los Angeles, State of California, described as follows:

THAT PORTION OF LOT 8 IN THE RE-SUBDIVISION OF PORTION OF MONTEBELLO, IN THE CITY OF MONTEBELLO, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 3, PAGE 27 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 8, DISTANT THEREON NORTH 54° 00' 00" WEST 125.00 FEET FROM THE MOST SOUTHERLY CORNER OF SAID LOT 8; THENCE ALONG SAID SOUTHWESTERLY LINE, NORTH 54° 00' 00" WEST 270.00 FEET; THENCE AT RIGHT ANGLES TO SAID SOUTHWESTERLY LINE OF SAID LOT 8, NORTH 36° 00' 00" EAST, 264.12 FEET TO THE SOUTHERLY LINE OF THE UNION PACIFIC RAILROAD RIGHT OF WAY (100.00 FEET WIDE); THENCE ALONG SAID SOUTHERLY RIGHT OF WAY LINE, SOUTH 83° 48' 50" EAST 311.19 FEET, MORE OR LESS, TO ITS POINT OF INTERSECTION WITH THE WESTERLY LINE OF THE EASTERLY 125.00 FEET OF SAID LOT 8; THENCE SOUTHERLY ALONG SAID WESTERLY LINE 418.84 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ALL RIGHT, TITLE AND INTEREST IN THE EXCEPTED PROPERTY AS MORE COMPLETELY DESCRIBED IN THE GRANT DEED FROM THE EMPIRE CHAIR COMPANY, A PARTNERSHIP TO SPEAS COMPANY, A CORPORATION, RECORDED SEPTEMBER 18, 1951 IN BOOK 37221, PAGE 415, OFFICIAL RECORDS, DESCRIBED IN PART AS FOLLOWS:

EXCEPT HOWEVER THE LAND IN PARCEL 1 HEREINABOVE FOR THE CONSTRUCTION, OPERATION AND USE OF RAILROAD SPUR TRACK AND A SWITCH SOLELY AND EXCLUSIVELY BY AND FOR THE UNION PACIFIC RAILROAD COMPANY AND THE GRANTEE, PROVIDED HOWEVER, THAT NOTHING HEREIN CONTAINED SHALL BE DEEMED TO REQUIRE THE GRANTOR TO MAKE ANY CHANGE OR ALTERATION ON ANY EXISTING BUILDING OR STRUCTURE, AND PROVIDED HOWEVER THAT THE GRANTOR AND ITS GRANTEE RESERVE THE RIGHT TO USE SUCH SPUR TRACK AND SWITCH THEREIN UPON AND AFTER THE PAYMENT TO SPEAS COMPANY OF A SUM EQUAL TO ONE-HALF OF THE PER FOOT COST OF THE SPUR TRACKAGE IN THIS PARCEL 2, PLUS ONE-HALF OF THE ENTIRE COST OF THE SWITCH IN CONNECTION WITH THE SPUR TRACKAGE ON PARCELS 1 AND 2.

APN: 6349-016-002

Exhibit B-3

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Lakota, Kossuth County, IA

Parcel 1:

That part of Lots 1, 5 and 6 in Block 1 of Midwest AG Industrial Park located in section fifteen (15) and section twenty-two (22), township ninety-nine (99) north, range twenty-eight (28) west of the 5th P.M., Kossuth county, Iowa, described as Parcel B of the Plat of Survey recorded September 28, 2009 as document no. 2009-3981; Except that part described within the Correction Warranty deed filed August 16, 2016, as instrument number 2016-2536 of the records of Kossuth County, Iowa.

Lots 2, 3 and 4, Block 1 and Lot 1, Block 2, Midwest Ag Industrial Park, located in Section Fifteen (15) and Section Twenty-two (22), Township Ninety-nine (99) North, Range Twenty-eight (28) West of the 5th P.M., Kossuth County, Iowa.

That part of Lot 2 in Block 2 of Midwest Ag Industrial Park, Kossuth County, Iowa, located in Section Fifteen (15) and Section Twenty-two (22), Township Ninety-nine (99) North, Range Twenty-eight (28) West of the 5th P.M., described as Parcel D of the Plat of Survey recorded September 28, 2009 as Document No. 2009-3983.

Parcel 2:

That part of the Northeast Quarter of Section 9, Township 99 North, Range 28, West of the 5th P.M., Kossuth County, Iowa, described as Parcel A of the Plat of Survey recorded March 7, 2002 as Document No. 2002-0964.

Parcel 3:

The following pipeline utility easements:

A. Natural Gas Pipeline Utility Easement recorded April 5, 2002 in the office of the County Recorder, Kossuth County, Iowa, as Document No. 1457 covering the East 50 feet of property described below: Approx. 800 feet from North side of property:

The East Half of the Northeast Quarter (E1/2 NE1/4) and the Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4) of Section Twenty-one (21) Township Ninety-nine (99) North Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa.

B. Natural Gas Pipeline Utility Easement recorded April 5, 2002 in the office of the County Recorder, Kossuth County, Iowa, as Document No. 1458 covering the East 50 feet of the following described property:

The Southeast Quarter (SE1/4) of Section Nine (9), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa.

C. Natural Gas Pipeline Utility Easement recorded April 5, 2002, in the office of the County Recorder, Kossuth County, Iowa, as Document No. 1461 covering the East 50 feet of the following described property:

The North 352 feet of the Northeast Quarter (NE1/4) of Section Sixteen (16), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa.

D. Natural Gas Pipeline Utility Easement recorded April 5, 2002, in the office of the County Recorder, Kossuth County, Iowa as Document No. 1462 covering the East 20 feet of the following described property:

The South 352 feet of the North 704 feet of the Northeast Quarter (NE1/4) of Section Sixteen (16), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa.

E. Natural Gas Pipeline Utility Easement recorded April 5, 2002, in the office of the County Recorder, Kossuth County, Iowa, as Document No. 1460 covering the East 50 feet of the following described property:

The South 352 feet of the North 1,056 feet of the Northeast Quarter (NE1/4) of Section Sixteen (16), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa.

Exhibit B-4

(Lakota, Kossuth County, IA – continued)

F. Natural Gas Pipeline Utility Easement recorded April 5, 2002, in the office of the County Recorder, Kossuth County, Iowa as Document No. 1459 covering the East 50 feet of the following described property:

The Northeast Quarter (NE1/4) of Section Sixteen (16), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa, EXCEPT the North 1,056 feet thereof.

G. Natural Gas Pipeline Utility Easement recorded April 5, 2002 in the office of the County Recorder, Kossuth County, Iowa, as Document No. 1463 covering the East 50 feet of the following described property:

To the North Half of the North Half of the Southeast Quarter (N1/2 N 1/2 SE1/4) of the Section Sixteen (16), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa; and The South 113 acres of the Southeast Quarter (SE1/4) of Section Sixteen (16), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa, also described as: South Half of the North Half of the Southeast Quarter (S1/2 N1/2 SE1/4) and South Half of the Southeast Quarter (S1/2 SE1/4), all in Section Sixteen (16), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M. Kossuth County, Iowa, EXCEPT Railroad Right of Way and Public Highways.

Parcel 4:

The following nonexclusive easement over, across and upon the following property:

The East 33 feet of that part of Lots 2, 3 and 4, Block 2, of Midwest Ag Industrial Park, located in Section Fifteen (15) and Section Twenty-two (22), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa, legally described as follows:

Beginning at the Southwest corner of said Lot 2;

Thence North (assumed bearing) along the West line of said Lot 2 a distance of 1,647.05 feet; Thence East 477.12 feet to the Southerly line of vacated 428th Street; Thence Southeasterly 638.89 feet along said Southerly line, along a nontangential curve concave to the Northeast having a central angle of 65 degrees 22 minutes 02 seconds, a radius of 560.00 feet and a chord bearing of South 56 degrees 21 minutes 23 seconds East; Thence South 89 degrees 02 minutes 24 seconds East along said Southerly line 1,577.94 feet to the East line of said Lot 4; Thence South 00 degrees 00 minutes 48 seconds West along said East line 660.74 feet; Thence North 89 degrees 15 minutes 53 seconds West 1,309.20 feet; Thence South 00 degrees 00 minutes 24 seconds West 659.15 feet to the South line of said Lot 2; Thence North 89 degrees 11 minutes 42 seconds West along said South line 1,249.13 feet to the point of beginning.

The West 33 feet of the South Half of the Northeast Quarter (S1/2 NE1/4) of Section Twenty-two (22), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa.

Said easement was granted by Declaration of Access Easement dated October 9, 2009, filed October 23, 2009, as Document No. 2009-4275.

Parcel 5:

The following drainage easement over, across and upon the following property:

The East Half (E 1/2) of the Northeast Quarter (NE 1/4) Section Twenty-one (21), Township Ninety-nine (99) North, Range Twenty-eight (28), West of the 5th P.M., Kossuth County, Iowa.

Said easement was granted by Drainage Easement Agreement dated August 15, 2001, filed August 27, 2001, as Document No. 2001-2999.

Parcel 6:

Parcel G of the Plat of Survey recorded August 27, 2015 as Document No. 2015-2651, located in an Exempt Subdivision of Parcel C in Block 1 of Midwest Ag Industrial Park recorded as Document No. 2009-3982, located in Sections 15 and 22, Township 99 North, Range 28 West of the 5th P.M., Kossuth County, Iowa.

Exhibit B-5

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Shenandoah, Fremont County, IA

Parcel "A" of Parcel 2 of the South Half (S1/2) of Lot 6 of the North Half of the Northeast Quarter (N1/2NE1/4) and South Half of the Northeast Quarter (S1/2NE1/4) of Section 25, Township 69 North, Range 40 West of the 5th PM, as shown by Plat of Survey filed January 16, 2006 and recorded in Book 12, Page 45, of the Fremont County, Iowa records; AND

Parcel "B" of the East Half (E1/2) of Lot 5 of the North Half of the Northeast Quarter (N1/2NE1/4) of Section 25, Township 69 North, Range 40 West of the 5th PM, as shown by Plat of Survey filed January 16, 2006 and recorded in Book 12, Page 45, of the Fremont County, Iowa records; AND

Parcel "C" of the East Half (E1/2) of Lot 5 of the North Half of the Northeast Quarter (N1/2NE1/4) of Section 25, Township 69 North, Range 40 West of the 5th PM, as shown by Plat of Survey filed July 19, 2006 and recorded in Book 2006, Page 1183, of the Fremont County, Iowa records; AND

Parcel D:

The North 1/2 of the Northwest 1/4 of Section 25, Township 69 North, Range 40 West of the 5th PM, Fremont County, Iowa, and the West 1/2 of Lot 5 of the North 1/2 of the Northeast 1/4 of Said Section 25, as shown by Plat of Survey filed January 16, 2006 and recorded in Book 12, Page 44, of the Fremont County, Iowa records.

EXCEPTING FROM THE ABOVE DESCRIBED PARCELS OF LAND, THAT PORTION OF PROPERTY DESCRIBED AS FOLLOWS:

Parcel "A" of the N1/2 of the NW1/4 of Section 25, Township 69 North, Range 40 West of the 5th P.M., Fremont County, Iowa, more particularly described within the Correction Deed filed August 23, 2016, as Document No. 20160896

Exhibit B-6

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Superior, Dickinson County, IA

That part of Section 34, Township 100 North, Range 35 West of the 5th P.M., Dickinson County, Iowa, described as follows:

Beginning at the Northeast corner of the Southeast Quarter of said Section 34; thence North 0°06'55" West 650.00 feet along the Easterly line of the Northeast Quarter of said Section 34; thence North 89°53'06" West 3284.80 feet; thence South 0°00'10" West 649.02 feet to the Northerly line of the Southwest Quarter of said Section 34; thence North 89°47'48" West 238.67 feet along said Southwest Quarter Northerly line to the existing fence boundary of the East line of the record West 70.15 acres of said Southwest Quarter lying North of the Railroad Right-of-Way across said Section 34, and a point South 89°47'48" East 1730.05 feet from the Northwest corner of said Southwest Quarter; thence South 0°02'47" East 816.47 feet along said fence boundary line; South 79°18'06" West 1748.11 feet to the Westerly line of said Southwest Quarter; thence South 0°38'54" East 793.18 feet along said Southwest  Quarter Westerly line to the Northerly line of the said Railroad Right-of-Way across said Section 34; thence North 79°18'06" East 3058.88 feet along said Railroad Right-of-Way; thence Easterly 1083.59 feet along said Railroad Right-of-Way along a 2914.93 feet radius curve concave Southerly with a long chord bearing North 89°57'54" East 1077.36 feet; thence South 79°23'57" East 706.15 feet along said Railroad Right-of-Way; thence Northwesterly 154.83 feet along a 660.00 feet radius curve concave Northeasterly with a long chord bearing North 62°41'33" West 154.47 feet; thence North 55°59'07" West 59.87 feet; thence North 0°44'10" West 262.48 feet; thence Northeasterly 339.78 feet along a 795.00 feet radius curve concave Northwesterly with a long chord bearing North 65°41'39" East 337.20 feet; thence North 89°55'16" East 340.01 feet to the Easterly line of said Section 34 Southeast Quarter; thence North 0°04'44" West 980.75 feet to the point of beginning;

AND

That part of the South Half of the Southeast Quarter of Section 34, Township 100 North, Range 35, West of the 5th P.M., Dickinson County, Iowa, lying South of the Railway right-of-way across said Southeast Quarter.

AND

That part of the Southwest Quarter of Section 34, Township 100 North, Range 35, West of the 5th P.M., described as follows:

Commencing at the Southwest corner of said Section 34; thence North 0 degrees 38'54" West 399.70 feet along the westerly line of the Southwest Quarter of said Section 34 to the point of beginning, thence continuing North 0 degrees 38'54" West 203.12 feet along said Southwest Quarter westerly line to the southerly right-of-way line of the railway right-of-way across said Southwest Quarter, thence North 79 degrees 18'06" East 2647.37 feet along said railway right-of-way to the easterly line of said Southwest Quarter; thence South 0 degrees 38'15" East 203.12 feet along said Southwest Quarter easterly line; thence South 79 degrees 18'06" West 2647.33 feet to the point of beginning, also known and described as Parcel “G” per that certain Plat of Survey filed March 24, 2008, as Instrument Number 08-01498, of the Records of Dickinson County, Iowa.

Exhibit B-7

(Superior, Dickinson County, IA - continued)

AND

Railroad Right-of-Way Easement in and to the following:

All of the 100 foot wide right of way of the Estherville Branch of the Midwestern Railroad Properties, Inc., situated in the South Half of Section 34, Township 100 North, Range 35 West of the 5th P.M., in Dickinson County, Iowa, that extends Westerly from the East line of said Section 34 to a straight line drawn at right angles to a point in the centerline of Main Track of said Branch Line, as now constructed, at a point thereon that is 706.70 feet, distant Easterly, as measured along said centerline of Main Track, from the West line of said Section 34, said point also being designated as railroad mile post 79.34. ALTA Loan Policy (6-17-06)

EXCEPTING FROM THE ABOVE DESCRIBED PARCELS OF LAND, THAT PORTION OF PROPERTY DESCRIBED AS FOLLOWS:  A Parcel of land described as Parcel K, being that part of the Southeast Quarter of the Southeast Quarter of Section 34, Township 100 North, Range 35 West of the 5th P.M., Dickinson County, Iowa, as described within the Correction Deed filed August 15, 2016, as instrument number 16-04293.

Exhibit B-8

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Chicago, Cook County, IL

Real property in the City of Chicago, County of Cook, State of Illinois, described as follows:

PARCEL 1:

THE WEST 1/2 OF LOT 12 AND LOTS 13 THROUGH THE WEST 1/2 OF LOT 43 IN BLOCK 1 ALSO THE SOUTH 18.44 FEET OF WEST 1/2 OF LOT 4 THROUGH THE WEST 1/2 OF LOT 12 IN BLOCK 1, ALL IN GEORGE AND WANNER'S BOULEVARD SUBDIVISION OF BLOCK 18 IN STONE AND WHITNEY'S SUBDIVISION OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 6 AND THE NORTH 1/2 OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7, TOWNSHIP 38, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, (EXCEPT THEREFROM THE EAST 17 FEET OF THE NORTH 1/2 AND THE EAST 50 FEET OF SOUTH 1/2 OF BLOCK 18).

PARCEL 2:

THE SOUTH 34 FEET OF LOT 24 THROUGH THE WEST 1/2 OF LOT 35 IN BLOCK 4 IN MCDAVID AND RHOAD'S SUBDIVISION OF BLOCK 15 AND 16 OF STONE AND WHITNEY'S SUBDIVISION OF THE NORTH 1/2 OF SECTION 7, TOWNSHIP 38, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, (EXCEPTING THEREFROM THE LAND OF THE P.C. AND ST. LOUIS R.R. AND WESTERN AVENUE BOULEVARD).

PARCEL 3:

THOSE PARTS OF VACATED 48TH STREET LYING BETWEEN LOTS 24 THROUGH THE WEST 1/2 OF LOT 35 IN BLOCK 4 IN MCDAVID AND RHOAD'S SUBDIVISION AFOREMENTIONED AND LOTS 23 THROUGH WEST 1/2 OF LOT 12 IN BLOCK 1 IN GEORGE AND WANNER'S BOULEVARD SUBDIVISION AFOREMENTIONED ALSO THE VACATED ALLEY LYING BETWEEN THE WEST 1/2 OF LOT 4 THROUGH 23, IN BLOCK 1 IN MCDAVID AND RHOAD'S SUBDIVISION AFOREMENTIONED AND LOTS 24 THROUGH THE WEST 1/2 OF LOT 43 IN BLOCK 1 IN MCDAVID AND RHOAD'S SUBDIVISION AFOREMENTIONED.

PARCELS 1, 2 AND 3 ALSO BEING DESCRIBED AS FOLLOWS:

THOSE PARTS OF LOTS 4 THOUGH 43 IN BLOCK 1 OF GEORGE AND WANNER'S BOULEVARD SUBDIVISION AFOREMENTIONED AND LOT 24 THROUGH 35 IN BLOCK 4 IN MCDAVID AND RHOAD'S SUBDIVISION AFOREMENTIONED, TAKEN AS A TRACT AND BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF BLOCK 1 IN GEORGE AND WANNER'S BOULEVARD

SUBDIVISION; THENCE NORTH 364.50 FEET; THENCE EAST AT 90 DEGREES 288.75 FEET; THENCE

SOUTH AT 90 DEGREES 206.45 FEET; THENCE EAST AT 90 DEGREES 196.05 FEET; THENCE SOUTH AT

90 DEGREES 158.05 FEET TO THE SOUTH LINE OF BLOCK 1 ALSO KNOWN AS THE NORTH LINE OF

WEST 48TH PLACE; THENCE WEST AT 90 DEGREES 484.5 FEET, MORE OR LESS, TO THE POINT OF

BEGINNING.

THE ABOVE-DESCRIBED PREMISES MAY ALSO BE DESCRIBED AS FOLLOWS:

PARTS OF LOTS 4 TO 12 AND ALL OF LOTS 13 TO 42 AND THE WEST 1/2 OF LOT 43 IN SUB BLOCK 1 OF GEORGE AND WANNER'S BOULEVARD SUBDIVISION, BEING A SUBDIVISION OF BLOCK 18 IN STONE AND WHITNEY'S SUBDIVISION OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 6 AND THE NORTH 1/2 AND THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7, TOWNSHIP 38 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

Exhibit B-9

(Chicago, Cook County, IL – continued)

ALSO

ALL OF THE EAST AND WEST 16 FOOT PUBLIC ALLEY ABUTTING LOTS 5 TO 42 AND THE WEST 1/2 OF LOTS 4 AND 43 IN SUB BLOCK 1 IN GEORGE AND WANNER'S BOULEVARD SUBDIVISION AFORESAID, LYING SOUTH OF AND ADJOINING THE SOUTH LINE OF THE WEST 1/2 OF LOT 4 AND LOTS 5 THROUGH 23 AND LYING NORTH OF AND ADJOINING THE NORTH LINE OF THE WEST 1/2 OF LOT 43 AND LOTS 24 THROUGH 42 AFORESAID,

ALSO

THAT PART OF VACATED 48TH STREET LYING BETWEEN LOTS 24 THROUGH THE WEST 1/2 OF LOT 35 IN BLOCK 4 IN MCDAVID AND RHOAD'S SUBDIVISION AFOREMENTIONED AND LOTS 23 THROUGH THE WEST 1/2 OF LOT 12 IN BLOCK 1 IN GEORGE AND WANNER'S BOULEVARD SUBDIVISION AFORESAID, LYING SOUTH OF AND ADJOINING THE SOUTH LINE OF LOTS 24 THROUGH 34 AND THE WEST 1/2 OF LOT 35 AND LYING NORTH OF AND ADJOINING THE NORTH LINE OF THE WEST 1/2 OF LOT 12 AND LOTS 13 THROUGH 23 AFORESAID.

ALSO

PARTS OF LOTS 24 TO 35 IN SUB BLOCK 4 IN MCDAVID AND RHOAD'S SUBDIVISION OF BLOCKS 15 AND 16 (EXCEPT P.C. AND ST. LOUIS RAILROAD AND WESTERN AVENUE BOULEVARD), ALL IN STONE AND WHITNEY'S SUBDIVISION OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 6 AND THE NORTH 1/2 AND THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7, TOWNSHIP 38 NORTH, RANGE, 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A TRACT OF LAND COMPRISED OF PART OF EACH OF LOTS 4 TO 12, ALL OF LOTS 13 TO 42, PART OF LOT 43 AND THE VACATED EAST AND WEST 16 FOOT ALLEY ABUTTING SAID LOTS AND PARTS OF LOTS IN SUB BLOCK 1 OF GEORGE AND WANNER'S BOULEVARD SUBDIVISION, BEING A SUBDIVISION OF BLOCK 18 OF STONE AND WHITNEY'S SUBDIVISION OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 6, AND THE NORTH 1/2 AND THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 7, ALL IN TOWNSHIP 38 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, (EXCEPTING THEREFROM THE EAST 17 FEET OF THE NORTH 1/2 AND THE EAST 50 FEET OF THE SOUTH 1/2 OF SAID BLOCK 18) ALSO COMPRISED OF PART OF EACH OF LOTS 24 TO 35, IN SUB-BLOCK 4 IN MCDAVID AND RHOAD'S SUBDIVISION OF BLOCKS 15 AND 16 OF STONE AND WHITNEY'S SUBDIVISION AFORESAID ALSO THAT PART OF VACATED WEST 48TH STREET ADJOINING SAID LOTS AND PARTS OF LOTS IN SUB-BLOCKS 1 AND 4 AFORESAID, WHICH TRACT OF LAND IS BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID SUB-BLOCK 1, BEING THE INTERSECTION OF THE NORTH LINE OF WEST 48TH PLACE WITH THE EAST LINE OF SOUTH OAKLEY AVENUE; AND RUNNING THENCE NORTH ALONG THE EAST LINE OF SOUTH OAKLEY AVENUE, BEING ALSO THE WEST LINE OF SUB-BLOCKS 1 AND 4 AFORESAID, A DISTANCE OF 364.50 FEET; THENCE EAST ALONG A STRAIGHT LINE, PARALLEL WITH THE SOUTH LINE OF SAID SUB-BLOCK 1, A DISTANCE OF 288.75 FEET; THENCE SOUTH ALONG A STRAIGHT LINE PARALLEL WITH SAID EAST LINE OF SOUTH OAKLEY AVENUE, A DISTANCE OF 206.45 FEET TO A POINT 158.05 FEET NORTH OF THE INTERSECTION OF SAID PARALLEL LINE WITH THE SOUTH LINE OF SAID SUB-BLOCK 1; THENCE EAST ALONG A STRAIGHT LINE, PARALLEL WITH THE SOUTH LINE OF SAID SUB-BLOCK 1, A DISTANCE OF 196.05 FEET TO AN INTERSECTION WITH THE EAST LINE OF THE WEST 1/2 OF LOT 4 IN SAID SUB-BLOCK 1; THENCE SOUTH ALONG SAID EAST LINE OF THE WEST 1/2 OF LOT 4, ALONG SAID EAST LINE EXTENDED, AND ALONG THE EAST LINE OF THE WEST 1/2 OF LOT 43 IN SAID SUB-BLOCK 1, A DISTANCE OF 158.05 FEET TO THE SOUTH LINE OF SAID SUB-BLOCK 1; THENCE WEST ALONG THE SOUTH LINE OF SUB-BLOCK 1, BEING ALSO THE NORTH LINE OF WEST 48TH PLACE, A DISTANCE OF 484.70 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

Exhibit B-10

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Madison, Madison County, IL

The leasehold estate, created by the instrument herein referred to as the lease, executed by Tri-City Regional Port District, as lessor, and Abengoa Bioenergy of Illinois, LLC, as lessee, dated November 13, 2007 which lease, or Memorandum thereof, was recorded November 15, 2007 as Document No. 2007R59587, which lease demises the following described land for a term of years as set forth therein, said land being described as follows:

That part of the Southwest Quarter of Section 23 and part of the Northwest Quarter of Section 26 in Township 3 North, Range 10 West of the Third Principal Meridian, Madison County, Illinois, described as follows:

Commencing at the Southwest comer of Cedar Street and Chicago Avenue; thence on an assumed bearing South 28 Degrees 06 Minutes 42 Seconds West, 5,056.07 feet to the point of beginning. From said point of beginning; thence South 18 Degrees 10 Minutes 45 Seconds West, 1,921.90 feet to the Northerly line of Bissell Street (80 feet wide); thence in a Westerly and Northerly direction on the right of way line of Bissell Street (80 feet wide) the following five (5) courses and distances; 1) North 71 Degrees 53 Minutes 06 Seconds West, 954.58 feet; 2) thence Northwesterly 395.23 feet on a curve to the right having a radius of 460.00 feet, the chord of said curve bears North 47 Degrees 16 Minutes 15 Seconds West, 383.19 feet; 3) thence North 22 Degrees 39 Minutes 23 Seconds West, 842.88 feet; 4) thence Northerly 327.86 feet on a curve to the right having a radius of 460.00 feet, the chord of said curve bears North 02 Degrees 14 Minutes 17 Seconds West, 320.96 feet; 5) thence North 18 Degrees 10 Minutes 49 Seconds East, 1,105.16 feet; thence Southeasterly 523.56 feet on a non-tangent curve to the left having a radius of 598.69 feet, the chord of said curve bears South 46 Degrees 41 Minutes 11 Seconds East, 507.03 feet; thence South 18 Degrees 09 Minutes 43 Seconds West, 65.00 feet; thence South 71 Degrees 50 Minutes 17 Seconds East, 1,507.18 feet to the point of beginning, in Madison County, Illinois.

LESS AND EXCEPT That Part thereof described in the unrecorded Sublease as disclosed by that certain Memorandum of Sublease filed October 14, 2016, as Document No. 2016R36574.

Exhibit B-11

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Bluffton, Wells County, IN

PARCEL 1:

PART OF SECTION 8, TOWNSHIP 26 NORTH, RANGE 12 EAST, HARRISON TOWNSHIP, WELLS COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER OF SAID SECTION 8; THENCE NORTH 00 DEGREES 09 MINUTES 53 SECONDS WEST, (ASSUMED AND THE BASIS FOR THESE BEARINGS), 1488.47 FEET ALONG THE WEST LINE OF SAID NORTHWEST QUARTER TO THE SOUTHERLY RIGHT-OF-WAY LINE OF THE NORFOLK AND SOUTHERN RAILROAD; THENCE NORTH 65 DEGREES 10 MINUTES 45 SECONDS EAST, 2804.95 FEET ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE TO THE NORTH LINE OF SAID NORTHWEST QUARTER; THENCE SOUTH 89 DEGREES 49 MINUTES 48 SECONDS EAST 116.37 FEET ALONG SAID NORTH LINE TO THE NORTHWEST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 8; THENCE SOUTH 88 DEGREES 46 MINUTES 46 SECONDS EAST, 2227.06 FEET ALONG THE NORTH LINE OF SAID NORTHEAST QUARTER TO THE WESTERLY RIGHT-OF-WAY LINE OF THE NORFOLK AND SOUTHERN RAILROAD; THENCE SOUTH 22 DEGREES 53 MINUTES 10 SECONDS WEST, 3478.34 FEET ALONG SAID WESTERLY RIGHT-OF-WAY LINE; THENCE SOUTH 22 DEGREES 55 MINUTES 15 SECONDS WEST, 2255.13 FEET ALONG SAID WESTERLY RIGHT-OF-WAY LINE TO THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 8; THENCE SOUTH 89 DEGREES 54 MINUTES 33 SECONDS WEST, 8.77 FEET ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER TO THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 8; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 1322.25 FEET ALONG THE SOUTH LINE OF SAID SOUTHWEST QUARTER TO THE SOUTHWEST CORNER OF THE EAST HALF OF SAID SOUTHWEST QUARTER; THENCE NORTH 00 DEGREES 04 MINUTES 08 SECONDS, EAST, 2657.35 FEET ALONG THE WEST LINE OF THE EAST HALF OF SAID SOUTHWEST QUARTER TO THE NORTH LINE OF SAID SOUTHWEST QUARTER; THENCE NORTH 89 DEGREES 44 MINUTES 08 SECONDS WEST, 1325.66 FEET ALONG SAID NORTH LINE TO THE PLACE OF BEGINNING. CONTAINING 346.08 ACRES MORE OR LESS.

PARCEL 2:

Tract I:

THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 8, TOWNSHIP 26 NORTH, RANGE 12 EAST, HARRISON TOWNSHIP, WELLS COUNTY, INDIANA, CONTAINING 40.46 ACRES.

Tract 2:

ALSO: THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 8, TOWNSHIP 26 NORTH, RANGE 12 EAST, HARRISON TOWNSHIP, WELLS COUNTY, INDIANA, CONTAINING 40.40 ACRES.

Exhibit B-12

(Bluffton, Wells County, IN – continued)

EXCEPTING THEREFROM: PART OF THE SOUTHWEST QUARTER OF SECTION 8, TOWNSHIP 26 NORTH, RANGE 12 EAST, HARRISON TOWNSHIP, WELLS COUNTY, INDIANA, DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHWEST CORNER OF SAID SOUTHWEST QUARTER FOUND PER RECORD WITNESS; THENCE NORTHERLY, 527.00 FEET ALONG THE WEST LINE OF SAID SOUTHWEST QUARTER TO A P.K. NAIL; THENCE EASTERLY, DEFLECTING RIGHT 90 DEGREES 00 MINUTES 16 SECONDS, 655.00 FEET PARALLEL WITH THE SOUTH LINE OF SAID SOUTHWEST QUARTER TO A 5/8" REBAR STAKE; THENCE SOUTHERLY, DEFLECTING RIGHT 89 DEGREES 59 MINUTES 44 SECONDS, 527.00 FEET PARALLEL WITH THE WEST LINE OF SAID SOUTHWEST QUARTER TO A PK. NAIL ON THE SOUTH LINE OF SAID SOUTHWEST QUARTER; THENCE WESTERLY, DEFLECTING RIGHT 90 DEGREES 00 MINUTES 16 SECONDS, 655.00 FEET ALONG SAID SOUTH LINE TO THE PLACE OF BEGINNING. CONTAINING 7.92 ACRES.

ALSO EXCEPT THEREFROM FROM THE ABOVE LISTED PARCELS 1 and 2:

EXCEPT THEREFROM:

A part of the Southwest Quarter of the Southwest Quarter of Section 8, Township 26 North, Range 12 East, Wells County, Indiana, being a part of the land described in Deed Record 145, Page 400, in the Office of the Recorder, Wells County, being that part of the grantors' land lying within the right of way lines depicted on the attached Right of Way Parcel Plat marked Exhibit "B", described as follows: Beginning at the southwest corner of said quarter section, designated as point "4" on said plat: thence North O degrees 40 minutes 35 seconds West (assumed bearing) 1,488.04 feet along the west line of said section to the southeastern boundary of the Wabash Central, LLC Railway; thence North 64 degrees 40 minutes 03 seconds East 55.02 feet along the southeastern boundary of said Wabash Central, LLC Railway; thence South O degrees 40 minutes 35 seconds East 1,504.08 feet to the point designated as "1753" on said plat; thence South O degrees 32 minutes 12 seconds East 7.28 feet to the south line of said quarter section; thence South 89 degrees 44 minutes 52 seconds West 49.98 feet along said south line to the point of beginning and containing 1.721 acres, more or less, inclusive of the presently existing right of way which contains 0.995 acres, more or less.

ALSO EXCEPTING THEREFROM:

A part of the Southwest Quarter of the Southwest Quarter of Section 8, Township 26 North, Range 12 East, Wells County, Indiana, being a part of the land described in Deed Record 145, Page 367, in the Office of the Recorder, Wells County, being that part of the grantors' land lying within the right of way lines depicted on the attached Right of Way Parcel Plat marked Exhibit "B", described as follows: Beginning at the northwest corner of said quarter section, designated as point "4" on said plat: thence North 89 degrees 44 minutes 52 seconds East (assumed bearing) 49.98 feet along the north line of said quarter section; thence South O degrees 32 minutes 12 seconds East 42.86 feet to the point designated as "1752" on said plat; thence South O degrees 30 minutes 51 seconds East 1,288.55 feet to the south line of said quarter quarter section; thence South 89 degrees 35 minutes 42 seconds West 50.00 feet along said south line to the west line of said section; thence North O degrees 30 minutes 51 seconds West 1,331.54 feet along said west line to the point of beginning and containing 1.528 acres, more or less, inclusive of the presently existing right of way which contains 0.764 acres, more or less.

Exhibit B-13

(Bluffton, Wells County, IN - continued)

ALSO EXCEPTING THEREFROM:

A part of the Southwest Quarter of the Southwest Quarter of Section 8, Township 26 North, Range 12 East, Wells County, Indiana, being a part of the land described in Deed Record 145, Page 367, in the Office of the Recorder, Wells County, being that part of the grantors' land lying within the right of way lines depicted on the attached Right of Way Parcel Plat marked Exhibit "B", described as follows: Beginning on the west line of said section North O degrees 30 minutes 51 seconds West (assumed bearing) 527.00 feet from the southwest corner of said section, said southwest corner designated as point "2" on said plat, which point of beginning is the northwest corner of a tract of land described in Deed Record 141, Page 524, Office of the Recorder of Wells County: thence continuing North O degrees 30 minutes 51 seconds West 804.54 feet along the west line of said section to the north line of said quarter quarter section; thence North 89 degrees 35 minutes 42 seconds East 50.00 feet along said north line of said quarter quarter section; thence South O degrees 30 minutes 51 seconds East 804.41 feet to the north line of said tract; thence South 89 degrees 26 minutes 32 seconds West 50.00 feet along said north line to the point of beginning and containing 0.923 acres, more or less, inclusive of the presently existing right of way which contains 0.462 acres, more or less.

ALSO EXCEPTING THEREFROM:

PART OF THE NORTHWEST QUARTER OF SECTION 8, TOWNSHIP 26 NORTH, RANGE 12 EAST, HARRISON TOWNSHIP, WELLS COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

STARTING AT THE SOUTHWEST CORNER OF SAID NORTHWEST QUARTER FOUND PER RECORD WITNESS; THENCE NORTH 00 DEGREES 09 MINUTES 53 SECONDS WEST, (ASSUMED AND THE BASIS FOR THESE BEARINGS), 65.33 FEET ALONG THE WEST LINE OF SAID NORTHWEST QUARTER; THENCE NORTH 89 DEGREES 49 MINUTES 14 SECONDS EAST, 50.00 FEET TO THE EAST RIGHT-OF-WAY LINE OF ADAMS STREET AS RECORDED IN DEED RECORD 150 PAGE 579 WHICH SHALL BE THE PLACE OF BEGINNING; THENCE NORTH 00 DEGREES 09 MINUTES 53 SECONDS WEST, 25.00 FEET ALONG SAID EAST RIGHT-OF-WAY LINE; THENCE NORTH 89 DEGREES 49 MINUTES 14 SECONDS EAST, 1884.92 FEET; THENCE NORTH 22 DEGREES 49 MINUTES 03 SECONDS EAST, 611.83 FEET; THENCE NORTH 67 DEGREES 10 MINUTES 57 SECONDS WEST, 46.60 FEET; THENCE NORTH 22 DEGREES 49 MINUTES 03 SECONDS EAST, 119.47 FEET; THENCE NORTH 67 DEGREES 42 MINUTES 00 SECONDS WEST, 56.74 FEET; THENCE NORTH 23 DEGREES 50 MINUTES 19 SECONDS EAST, 44.50 FEET; THENCE SOUTH 66 DEGREES 54 MINUTES 40 SECONDS EAST, 4.75 FEET; THENCE NORTH 22 DEGREES 54 MINUTES 53 SECONDS EAST, 328.64 FEET; THENCE NORTH 67 DEGREES 06 MINUTES 35 SECONDS WEST, 386.30 FEET; THENCE SOUTH 23 DEGREES 25 MINUTES 40 SECONDS WEST, 32.00 FEET; THENCE NORTH 67 DEGREES 06 MINUTES 35 SECONDS WEST, 130.30 FEET; THENCE NORTH 22 DEGREES 53 MINUTES 27 SECONDS EAST, 55.00 FEET; THENCE SOUTH 67 DEGREES 06 MINUTES 35 SECONDS EAST, 185.00 FEET; THENCE NORTH 22 DEGREES 43 MINUTES 26 SECONDS EAST, 449.39 FEET; THENCE NORTH 67 DEGREES 16 MINUTES 34 SECONDS WEST, 305.00 FEET; THENCE SOUTH 23 DEGREES 44 MINUTES 33 SECONDS WEST, 302.00 FEET; THENCE NORTH 67 DEGREES 06 MINUTES 35 SECONDS WEST, 123.50 FEET; THENCE SOUTH 23 DEGREES 44 MINUTES 33 SECONDS WEST, 73.00 FEET; THENCE SOUTH 67 DEGREES 06 MINUTES 35 SECONDS EAST, 123.50 FEET; THENCE SOUTH 23 DEGREES 44 MINUTES 33 SECONDS WEST, 75.00 FEET; THENCE SOUTH 67 DEGREES 06 MINUTES 35 SECONDS EAST, 52.00 FEET; THENCE SOUTH 22 DEGREES 34 MINUTES 28 SECONDS WEST, 23.32 FEET; THENCE NORTH 67 DEGREES 06 MINUTES 35 SECONDS WEST, 2.54 FEET; THENCE SOUTH 22 DEGREES 54 MINUTES 33 SECONDS WEST, 315.23 FEET; THENCE SOUTH 66 DEGREES 26 MINUTES 41 SECONDS EAST, 82.80 FEET; THENCE SOUTH 22 DEGREES 49 MINUTES 03 SECONDS WEST, 125.00 FEET; THENCE SOUTH 67 DEGREES 10 MINUTES 57 SECONDS EAST, 25.00 FEET; THENCE SOUTH 22 DEGREES 49 MINUTES 03 SECONDS WEST, 679.14 FEET; THENCE SOUTH 89 DEGREES 49 MINUTES 14 SECONDS WEST, 1901.47 FEET TO THE PLACE OF BEGINNING. CONTAINING 5.12 ACRES MORE OR LESS.

Exhibit B-14

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Mount Vernon, Posey County, IN

Parcel 1-(Fee)

A part of the East half of Section 14, Township 7 South, Range 12 West of the 2nd Principal Meridian, in Marrs Civil Township, Posey County, Indiana, more particularly described as follows:

Beginning at an iron rod at the Northwest corner of the Southwest quarter of the Southeast quarter of said Section 14, said point also being the POINT OF BEGINNING of described tract; thence, North 01 degrees 04 minutes 27 seconds East, 2360.07 feet, coincident with the west line of said East half of Section 14, to a 5/8 inch rebar 24 inches long with cap stamped "8800355" (hereinafter referred to as monument), said point being South 01 degrees 04 minutes 27 seconds West, 314.07 feet from a stone at the Northwest corner of the Southwest quarter of the Northeast quarter and the centerline of Carson School Road; thence, South 40 degrees 42 minutes 20 seconds East, 760.00 feet, along the centerline of said road to a monument; thence, South 39 degrees 47 minutes 44 seconds East, 54.16 feet, to a monument; thence, South 33 degrees 16 minutes 33 seconds East, 465.02 feet to a monument; thence, South 33 degrees 26 minutes 52 seconds East, 102.48 feet, to a monument; thence, South 30 degrees 17 minutes 15 seconds East, 785.40 feet, to a found iron pipe, said pipe being the North corner of a parcel conveyed to the Posey County Commissioners for the purpose of a cemetery; thence, South 46 degrees 38 minutes 52 seconds West, 202.62 feet, coincident with the west line of said parcel to a monument; thence, South 12 degrees 14 minutes 30 seconds East, 477.84 feet, coincident with said west line to a limestone on the north line of the of the South half of the Southeast Quarter of said Section 14, said point also being the Southwest corner of said cemetery parcel; thence, South 89 degrees 13 minutes 02 seconds East, 200.65 feet, coincident with said north line to a found Iron pipe in the west wheel track of Cynthiana-West Franklin Road; thence, South 03 degrees 53 minutes 18 seconds East, 124.97 feet, along said road; thence, South 04 degrees 43 minutes 08 seconds East, 177.69 feet along said road; thence, South 04 degrees 10 minutes 44 seconds East, 174.71 feet, along said road; thence, South 89 degrees 05 minutes 53 seconds East, 241.94 feet to a 1/2 inch iron pipe; thence, South 89 degrees 16 minutes 22 seconds East, 129.19 feet to a 5/8 inch rebar with cap stamped "Alvin L Paul 80040415"; thence, South 06 degrees 11 minutes 47 seconds East, 866.05 feet to a monument on the south line of said Section 14; thence, North 89 degrees 29 minutes 17 seconds West, 380.80 feet coincident with said South line to a 1/2 inch rebar; thence, North 89 degrees 20 minutes 44 seconds West, 250.32 feet, coincident with said south line, to a 1/2 inch iron pipe 14 inches below grade; thence, North 89 degrees 10 minutes 08 seconds West, 730. 71 feet, coincident with said south line, to a 1 /2 inch iron pipe 12 Inches below grade; thence, North 89 degrees 08 minutes 21 seconds West, 607.00 feet, coincident with said south line, to a 1/2 Inch iron pipe, 8" below grade and the west line of the East half of said Section 14; thence North 01 degrees 20 minutes 08 seconds East, 1336.22 feet, coincident with said West line to the Point of Beginning, containing 98.11 acres, more or less.

EXCEPT THEREFROM that part conveyed to Southern Indiana Gas and Electric Company, doing business as Vectren Energy Delivery of Indiana, Inc., dated November 23, 2009 and recorded December 10, 2009 as Document No. 200905030 in the Office of the Recorder of Posey County, Indiana.

EXCEPT THEREFROM that part conveyed to Green Plains Ethanol Storage LLC as described in that certain Special Warranty Deed recorded October 3, 2016 as Document No. 201603539 in the Office of the Recorder of Posey County, Indiana.

Parcel II-(Easement)

Non-exclusive Easement reserved in and for the benefit of Parcel I within Warranty Deed recorded December 20, 1971 in Deed Record 102, Page 469 in the Office of the Recorder of Posey County, Indiana

Exhibit B-15

(Mount Vernon, Posey County, IN - continued)

Parcel III-(Easement)

Non-exclusive Easement as set out in the Special Warranty Deed recorded October 3, 2016 as Document No. 20160539 in the Office of the Recorder of Posey County, Indiana.

Parcel B-(Fee)

A part of the East half of Fractional Section 23, Township 7 South, Range 12 West of the 2nd Principal Meridian in Marrs Civil Township, Posey County, Indiana, more particularly described as follows:

Beginning at a 1 /2 inch iron pipe, 8 inches below grade, said pipe being the Northwest corner of the Northeast Quarter of said Fractional Section and the point of beginning; thence. South 89 degrees 08 minutes 21 seconds East, 507.00 feet, coincident with the North line of said section, to a 1/2 inch iron pipe; thence, South 89 degrees 10 minutes 08 seconds East, 730. 71 feet, coincident with said North line to a 1 /2 inch iron pipe; thence, South 89 degrees 20 minutes 44 seconds East 250.32 feet, coincident with said North line, to a% inch rebar in West Franklin Road: thence, South 09 degrees 19 minutes 49 seconds East, 541.57 feet, along said road to a rebar with cap number 8800355 hereafter referred to as monument; thence, South 09 degrees 10 minutes 31 seconds East, 782.13 feet, along said road to a 1/2 inch iron pipe thence, South 06 degrees 55 minutes 09 seconds East, 303.03 feet, along said road to a 3/4 inch rebar; thence, South 13 degrees 52 minutes 31 seconds East, 146.28 feet along said road to a 3/4 inch rebar; thence, South 27 degrees 42 minutes 04 seconds East, 237.98 feet, along said road to a 3/4 inch rebar; thence, South 38 degrees 38 minutes 00 seconds East, 407.99 feet, along said road to a 3/4 inch rebar; thence, South 31 degrees 09 minutes 21 seconds East, 41.25 feet, along said road, to a monument; thence, South 14 degrees 04 minutes 20 seconds West, 749.15 feet, to a monument; thence, South 88 degrees 59 minutes 39 seconds West, 198.42 feet, to a 5/8 inch rebar with cap number 80040415; thence, South 7 4 degrees 58 minutes 08 seconds West, 172.34 feet, to a rebar with said cap number; thence, North 80 degrees 04 minutes 17 seconds West, 217.50 feet, to a rebar with said cap number; thence, North 38 degrees 03 minutes 58 seconds West, 115.88 feet to a rebar with said cap number; thence, North 84 degrees 26 minutes 00 Seconds West, 134.35 feet, to a 1 inch pipe, said pipe being called out on a plat of survey by John Leffel for Ralph W. Hendricks, dated June 12, 1978; thence, South O degrees 53 minutes 24 seconds West, 1757.33 feet, to a boundary set by court decree (Kentucky v. Indiana, 474 U.S. 1 (1985)); thence, North 88 degrees 20 minutes 30 seconds West, 123.13 feet, coincident with said Indiana, Kentucky boundary; thence, North 81 degrees 29 minutes 17 seconds West, 297.27 feet, coincident with said boundary thence, North 83 degrees 18 minutes 31 seconds West 254.54 feet, coincident with said boundary; thence, North 73 degrees 45 minutes 25 seconds West, 373.00 feet, coincident with said boundary; thence, North 76 degrees 27 minutes 58 seconds West, 314.67 feet, coincident with said boundary, to the West line of the East half of said Section 23 of said Township and Range; thence, North 00 degrees 53 minutes 00 seconds East, 247.49 feet, coincident with the West line of the East half of said Fractional Section 23 to a 2 inch Iron pipe; thence, North 00 degrees 53 minutes 00 seconds East, 4224.68 feet, coincident with said West line, to the point of beginning, containing 182.10 acres, more or less.

Exhibit B-16

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Baltimore, MD

The land referred to herein is situate in Baltimore City, Maryland and is described as follows:

Being part of the land conveyed by Burns Philp Food, Inc., formerly known as Fleischmann’s Yeast, Inc. to Fleischmann’s Vinegar Company, Inc., by Deed dated October 28, 2002 and recorded among the Land Records of Baltimore City, Maryland in Liber 2971 at folio 506, being parts of Parcel 1, Parcel 2, Parcel 3 and Parcel 4, and being more particularly described as follows:

REMAINDER OF PARCEL 1

BEGINNING FOR THE FIRST at a point at the northerly side of West Old Cold Spring Lane (40’ wide) and also being a point in Jones Falls running with and along the waters  two courses and distances:

1.North 23 degrees 40 minutes 00 seconds East 393.84 feet to a point; thence

2.North 54 degrees 40 minutes 00 seconds East 188.69 feet to a point on the westerly side of the Northern Central Railway right of way (66’ wide) thence running with and binding on the westerly side of said right of way the following two courses and distances:

3.South 20 degrees 17 minutes 00 seconds West 39.78 feet;

4.533.68 feet along the arc of a curve to the left, having a radius of 1468.37 feet and a chord bearing and distance of South 09 degrees 52 minutes 24 seconds West 530.74 feet to a point on the northerly side of Old West Cold Spring Lane, thence running with and binding on the northerly side of Old West Cold Spring Lane (40’ wide) the following three courses and distances;

5.North 76 degrees 58 minutes 50 seconds West 93.56 feet to a point; thence

6.North 58 degrees 34 minutes 49 seconds West 100.15 feet to a point; thence

7.North 60 degrees 51 minutes 30 seconds West 35.05 feet to the point of beginning; containing 73,303 sq. ft or 1.6828 acres.

Exhibit B-17

(Baltimore, MD – continued)

P/O REMAINDER OF PARCEL 2 & REMAINDER OF PARCEL 3:

BEGINNING FOR THE FIRST at a point at the northerly side of West Old Cold Spring Lane (variable width) as described in a Deed from Fleischmann’s Yeast, Inc. to the Mayor and City Council of Baltimore, on September 5, 1990 in Liber 841 folio 284 thence; thence running with and binding on the northerly side of West Cold Spring Lane, the following four courses and distances

(1)South 44 degrees 30 minutes 11 seconds West 48.77 feet to a point; thence

(2)South 72 degrees 24 minutes 45 seconds West 8.56 feet to a point; thence

(3)108.63 feet along the arc of a curve to the right, having a radius of 242.00 feet and a chord bearing and distances of South 70 degrees 48 minutes 53 seconds West 107.72 feet to a point of tangency, thence

(4)South 83 degrees 40 minutes 25 seconds West 111.07 feet to a point; thence leaving the northerly side of West Cold Spring Lane the following four courses and distances:

(5)North 10 degrees 32 minutes 06 seconds West 102.44 feet to a point; thence;

(6)North 23 degrees14 minutes 54 seconds East 84.10 feet to a point; thence;

(7)South 79 degrees 50 minutes 09 seconds East 7.89 feet to a point; thence;

(8)North 17 degrees 22 minutes 51 seconds East 65.80 feet to a point on the southerly side of Old West  Cold Spring Lane (40’ wide) thence running with and binding the southerly side of West Old Cold Spring Lane the following three courses and distances:

(9)South 58 degrees 34 minutes 49 seconds East 114.85 feet to a point;

(10)South 76 degrees 58 minutes 50 seconds East 99.75 feet to a point;

(11)North 88 degrees 40 minutes 00 seconds East 2.67 feet to a point; thence leaving the southerly side of West Old Cold Spring Lane the following course and distance;

(12)66.29 feet along the arc of a curve to the right, having a radius of 1468.37 feet and a chord bearing and distance of South 03 degrees 31 minutes 56 seconds East 66.28 feet to a point of beginning, containing 42,278 sq. ft. or 0.9705 acres.

Exhibit B-18

(Baltimore, MD – continued)

P/O REMAINDER OF PARCEL 2 & REMAINDER OF PARCEL 4

BEGINNING FOR THE FIRST at a point found at the southerly side of West Cold Spring Lane (variable width) as also described in a Deed from Fleischmann’s Yeast, Inc. to the Mayor and City Council of Baltimore, on September 5, 1990 in Liber 841 folio 284 thence; thence running with and binding on the southerly side of West Cold Spring Lane the following two courses and distances:

(1)North 83 degrees 40 minutes 25 seconds East 109.54 feet to a point; thence;

(2)106.21 feet along the arc of a curve to the left, having a radius of 292.00 feet and a chord bearing and distance of South 85 degrees 54 minutes 22 seconds East 105.62 feet to a point; thence leaving the southerly side of West Cold Spring Lane the following two courses and distances:

(3)South 12 degrees 23 minutes 16 seconds East 46.13 feet to a point; thence

(4)South 01 degrees 28 minutes 23 seconds West 257.21 feet to a point; thence running along and with Jones Falls the following courses and distances:

(5)North 40 degrees 11 minutes 06 seconds West 75.00 feet to a point; thence

(6)North 23 degrees 35 minutes 06 seconds West 128.00 feet to a point; thence

(7)North 43 degrees 46 minutes 40 seconds West 170.41 feet to a point of beginning, containing 32,388 sq. ft. or 0.7435 acres.

TOGETHER WITH that perpetual ingress/egress easement set forth in Deed dated December 21, 1960 made by and between Standard Brands Incorporated and Mayor and City Council of Baltimore recorded among the Land Records of Baltimore City in Liber JFC No. 1001, folio 558.

Tax Parcel Numbers:

1. Ward 27 Section 69 Block 4756 Lot 005, being also known as 1916 West Old Cold Spring Lane

2. Ward 27 Section 69 Block 4756 Lot 002, being also known as 1915 West Old Cold Spring Lane

3. Ward 27 Section 69 Block 4756 Lot 001

Exhibit B-19

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Blissfield, Lenawee County, MI

Land located in the Townships of Riga and Blissfield, County of Lenawee, State of Michigan, described as follows:

Parcel 1 :

All that part of the Southwest 1/4, Section 33, Town 7 South, Range 5 East and the Northwest and Northeast fractional 1/4 of Section 4, Town 8 South, Range 5 East, described as beginning at the Southwest corner of said Section 33; thence North 03° 31' 21" East 403.50 feet along the West line of the said Section 33; thence South 86° 53' 01" East 1335.00 feet; thence North 03' 08' 59" East 154.78 feet along the line as described in Liber 630, Page 289, Lenaw.ee County Records to the Southerly line of the former Toledo and Western Railway Right of Way; thence along said right of way line, South 45° 20' 45" East 841.90 feet; thence South 86' 53' 01" East 12.06 feet along the North line of said Section 4; thence along the following lines as described in Warranty Deed, Liber 596, Page 24 7, Lenawee County Records South 45' 19' 25" East 421. 78 feet and North 44' 40' 55" East 25.00 feet to the Southwesterly line of the Adrian-Blissfield Railroad right of way; thence along the said Adrian-Blissfield Railroad right of way, South 45° 19' 05" East 568.85 feet and South 45° 23' 57" East 729.04 feet and South 45' 28' 36" East 1187.29 feet to the South line of the North 1/2, Northeast fractional 1/4 and the Northwest fractional 1/4, said Section 4 as monumented; thence North 86° 48' 35" West 3777.55 feet along the said South line, North 1/2, Northeast 1/4 and Northwest 1/4, also being the centerline of Cemetery Road; thence North 01' 19' 38" East 1394.70 feet; thence North 01° 21' 37" East 300.00 feet; thence North 88° 38' 23" West 274.75 feet to the West line of said Section 4; thence North 01' 21' 37" East 216.51 feet along the said West line of said Section 4 to the Northwest corner of said Section 4 as amended to intersect the South line of said Section 33; thence North 86° 53' 01" West 63.08 feet along the South line of said Section 33 to the point of beginning;

EXCEPTING THEREFROM all that part of the Northwest fractional 1/4 of Section 4, Town 8 South, Range 5 East, Riga Township, Lenawee County, Michigan, described as beginning at the Southwest corner of Section 33, Town 7 South, Range 5 East; thence North 03' 31' 21" East 403.50 feet along the West line of said Section 33; thence South 86° 53' 01" East 1335.00 feet; thence North 03° 08' 59" East 154.78 feet along the line as described in Liber 630, Page 289, Lenawee County Records, to the Southerly line of the former Toledo and Western Railway Right of Way; thence along said right of way line, South 45° 20' 45" East 841.90 feet; thence South 86° 53' 01" East 12.06 feet along the North line of said Section 4; thence along the following lines as described in a warranty deed recorded in Liber 596, Page 247, Lenawee County Records, South 45° 19' 25" East 421.78 feet and North 44" 40' 55" East 25.00 feet to the Southwesterly line of the Adrian-Blissfield Railroad right of way; thence along the said Adrian-Blissfield Railroad right of way South 45° 19' 05" East 43.55 feet; thence leaving the said Southwesterly line of the Adrian-Blissfield Railroad right of way, South 43° 21' 22" West 91.13 feet to a further point of beginning; thence South 45° 23' 09" East 371.97 feet; thence South 44° 58' 03" West 419.80 feet; thence North 46° 11' 04" West 121.02 feet; thence South 44° 58' 08" West 201.92 feet; thence North 45° 01' 52" West 299.70 feet; thence North 44° 26' 10" East 257.38 feet; thence South 45° 33' 50" East 61.39 feet; thence North 43° 21' 22" East 364.05 feet to the further point of beginning;

SUBJECT TO an easement for ingress and egress purposes being part of the Southwest 1/4 of Section 33, Town 7 South, Range 5 East, Blissfield Township and part Northwest fractional 1/4 of Section 4, Town 8 South, Range 5 East, Riga Township, Lenawee County, Michigan, further described as beginning on the West line of Section 33 aforesaid at a point being 273.85 feet North 03° 31' 21" East from the Southwest corner of said Section 33; thence North 03° 31' 21" East 129.65 feet continuing along the West line of said Section 33; thence South 86° 53' 01" East 16.87 feet; thence South 45° 36' 33" East 71.25 feet; thence South 86° 53' 03" East 1293.69 feet; thence South 45° 31' 12" East 705.78 feet; thence South 58° 38' 08" East 32.10 feet; thence South 45° 28' 54" East 447.22 feet; thence South 43° 21' 22" West 48.00 feet; thence North 45° 28' 54" West 416.50 feet; thence North 44° 50' 56" West 62.93 feet; thence North 45° 31' 12" West 644.23 feet; thence North 64° 54' 47" West 108.78 feet; thence North 86° 53' 03" West 1212.57 feet; thence South 44° 08' 52" West 70.03 feet; thence North 86° 28' 39" West 25.37 feet to the point of beginning.

Exhibit B-20

(Blissfield, Lenawee County, MI – continued)

Parcel 2:

Together with the appurtenant easements contained in Lease Agreement dated May 16, 2005, evidenced by Memorandum of Lease recorded in Uber 2299, Page 145, and as amended by Assignment of Lease recorded in Uber 2314, Page 10, Lenawee County Records, for water line, on, in, under, over, through and across a parcel described as: All that part of the main track of the Adrian and Blissfield Railroad Company, described as commencing on the East bank of the Raisin River in the Village of Lyon, now Village of Blissfield, and running Easterly through Sections 29,30,31,32 and 33, Town 7 South, Range 5 East, Village and Township of Blissfield; and through Section 4, Town 8 South, Range 5 East, Riga township, ending at Cemetery Road, limited that portion of the main track in the Northeast 1/4 of the Northeast 1/4 of said Section 4 to 50 feet in width.

Exhibit B-21

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Nixa, Christian County, MO

Tract 1: Commencing at the Northeast corner of the Northwest Quarter (NW¼) of the Southwest Quarter (SW¼) of Section Thirteen (13), Township Twenty-Seven (27), Range Twenty-Two (22), Christian County, Missouri; thence West 305 feet; thence South 401.6 feet for a true point of beginning; thence continuing South 125 feet; thence West 110.5 feet; thence South 95.4 feet; thence West 555.5 feet; thence North 622 feet; thence East 136 feet; thence South 277 feet; thence East 420 feet; thence South 124.6 feet; thence East 110 feet to the point of beginning, all in Christian County, Missouri, subject to any part thereof taken, deeded or used for road or highway purposes.

LESS AND EXCEPT: An irregular shaped parcel of land being a part of the that land described in the Christian County, Missouri Recorder’s Office, Book 160 at page 604, Tract IV, more particularly described as follows: Commencing at the Northeast Corner of the Northwest Quarter of the Southwest Quarter of Section 13, Township 27 North, Range 22 West; thence North 88 degrees 53 minutes 34 seconds West, 835.00 feet; thence South 1 degrees 39 minutes 46 seconds West, 28.56 feet; to the South right-of-way of State Route 14, for a point of beginning; thence South 1 degrees 39 minutes 46 seconds West, 248.44 feet; thence South 88 degrees 53 minutes 34 seconds East, 263.30 feet; thence South 1 degrees 06 minutes 26 seconds West, 125.00 feet; thence North 88 degrees 53 minutes 34 seconds West, 114.52 feet; thence South 1 degrees 39 minutes 46 seconds West, 220.04 feet; thence North 88 degrees 53 minutes 34 seconds West, 286.00 feet; thence North 1 degrees 39 minutes 46 seconds East, 595.21 feet; to the aforementioned South right-of-way of State Route 14; thence South 88 degrees 09 minutes 54 seconds East, 136.00 feet, to the point of beginning. All lying in the Northwest Quarter of the Southwest Quarter of Section 13, Township 27 North, Range 22 West, City of Nixa, Christian County, Missouri. Less and except any part taken, deeded or used for roads or road right of ways. Bearings based on true North as determined by solar observation. Conditions and monuments are as shown on Anderson Engineering, Inc. drawing number WB 103-314, revised November 14, 1988. Subject to encroachment. Commencing at the Northeast Corner of the Northwest Quarter of the Southwest Quarter of Section 13, Township 27 North, Range 22 West; thence North 88 degrees 53 minutes 34 seconds West, 305.00 feet, thence South 1 degrees 39 minutes 46 seconds West, 257.00 feet, thence South 88 degrees 53 minutes 34 seconds West, 110.00 feet; thence South 1 degrees 39 minutes 46 seconds West, 20 feet for a point of beginning. Thence South 88 degrees 53 minutes 34 seconds West 51.8 feet, thence South 01 feet, thence North 88 degrees 53 minutes 34 seconds East approximately 51.8 feet; thence North 1.40 feet, as depicted on Anderson Engineering, Inc. drawing number WB 103-314 dated May 7, 1987.

Tract 2: Commencing at the Northeast corner of the Northwest Quarter (NW¼) of the Southwest Quarter (SW¼) of Section Thirteen (13), Township Twenty-Seven (27), Range Twenty-Two (22), Christian County, Missouri; thence West 25 feet; thence South 294 feet for a true point of beginning; thence continuing South 50 feet; thence West 100 feet; thence South 149 feet; thence West 150 feet; thence North 199 feet; thence East 250 feet to the point of beginning, all in Christian County, Missouri, subject to any par thereof taken, deeded or used for road or highway purposes.

Tract 3: Commencing at the Northeast corner of the Northwest Quarter (NW¼) of the Southwest Quarter (SW¼) of Section Thirteen (13), Township Twenty-Seven (27), Range Twenty-Two (22), in Christian County, Missouri; thence West 25 feet; thence South 277 feet for a true point of beginning; thence continuing South 9 feet; thence West 100 feet; thence North 9 feet; thence East 100 feet to the point of beginning, same being part of Lot 2011 in the Village of Nixa, Christian County, Missouri, subject to any part thereof taken, deeded or used for road or highway purposes.

Tract 4: All that part of the NW1/4 of the SW1/4 of Section 13, Township 27, Range 22, described as follows: From the Northeast Corner of said subdivision West 305 feet and South 37 rods 11½ feet for a point of beginning; thence West 110½ feet, thence North 95.4 feet, thence East 110½ feet, thence South 95.4 feet to the point of beginning, in Christian County, Missouri.

Exhibit B-22

(Nixa, Christian County, MO – continued)

Tract 5: All of a part of the Northwest Quarter (NW1/4) of the Southwest Quarter (SW1/4) of Section 13, Township 27, Range 22 bounded and described as follows: From the Northeast Corner of said subdivision South 493 feet and West 193 feet for a point of beginning; thence West 82 feet, thence South 123 feet, thence East 82 feet, thence North 123 feet to the point of beginning, Christian County, Missouri.

Tract 6: All of Lot 1 Final Plat of Out of Sight Subdivision, a Subdivision in the City of Nixa, Christian County, Missouri, according to the recorded plat thereof filed in Book H, Page 695.

Exhibit B-23

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Atkinson, Holt County, NE

Tract 1:

Beginning at the Southwest corner of the Northeast Quarter of Section 4, Township 29 North, Range 14 West of the 6th P.M., Holt County, Nebraska, and assuming the West line of said Northeast Quarter has a bearing of South 00 degrees 04 minutes 33 seconds East; thence North 89 degrees 33 minutes 28 seconds East along the South line of said Northeast Quarter, 1,312.51 feet; thence North 00 degrees 59 minutes 49 seconds West, 694.43 feet; thence North 89 degrees 00 minutes 11 seconds East, 539.97 feet; thence North 00 degrees 59 minutes 49 seconds West, 635.59 feet, to the Southwesterly right of way line of the Cowboy Trail; thence North 51 degrees 52 minutes 31 seconds West along said Southwest right of way, 732.65 feet; thence South 38 degrees 07 minutes 29 seconds West, 200.00 feet; thence North 51 degrees 52 minutes 31 seconds West, 200.00 feet; thence North 38 degrees 07 minutes 29 seconds East, 200.00 feet to said Southwest right of way line of the Cowboy Trail; thence South 89 degrees 54 minutes 11 seconds West, 1,073.08 feet, to a point 25.00 feet East of said West line of the Northeast Quarter of Section 4; thence North 00 degrees 04 minutes 33 seconds West, parallel with said West line, 776.67 feet to the North line of said Northeast Quarter; thence South 89 degrees 16 minutes 37 seconds West along said North line 25.00 feet to the North Quarter corner of said Section 4; thence South 89 degrees 32 minutes 36 seconds West along the North line of the Northwest Quarter of said Section 4, 35.05 feet; thence South 00 degrees 04 minutes 33 seconds East, parallel with said West line of the Northeast Quarter 2,699.74 feet to the South line of said Northwest Quarter; thence North 89 degrees 32 minutes 57 seconds East along said South line, 35.05 feet to the point of beginning.

-And-

A tract of land located in the Northwest Quarter of Section 4, Township 29 North, Range 14 West of the 6th P.M., Holt County, Nebraska, described as follows:

Beginning at a point on the South line of said Northwest Quarter and 35.05 feet West of the Southeast corner of said Northwest Quarter and assuming the South line to have a bearing of South 89 degrees 30 minutes 01 seconds West; thence North 00 degrees 04 minutes 33 seconds West and parallel with the East line of said Northwest Quarter, 200.00 feet; thence South 89 degrees 30 minutes 01 seconds West and parallel with the South line of the said Northwest Quarter, 900.00 feet; thence South 00 degrees 04 minutes 33 seconds East to a point on the South line of said Northwest Quarter 200.00 feet; thence North 89 degrees 30 minutes 01 seconds East on the South line of said Northwest Quarter 900.00 feet to the point of beginning.

EXCEPT that part described within the Correction Deed filed August 19, 2016, as instrument 2016001756 of the Records of Holt County, Nebraska.

Tract 2:  Intentionally omitted

Exhibit B-24

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Central City, Merrick County, NE

A tract of land located in part of the South Half and all of Tax Lot One (1) in Section 11, Township 13 North, Range 6 West of the 6th P.M., Merrick County, Nebraska, and more particularly described as follows:

Commencing at the center of Section 11; thence on an assumed bearing of S00°00'00"W upon and along the West line of the Southeast Quarter a distance of 50.00 feet to the South Right-of-Way (R.O.W.) line of Hord Lake Road, said point also being the Point of Beginning; thence S00°00'00"W upon and along said West line a distance of 5.00 feet; thence S89°08'56"E upon and along said South R.O.W. line a distance of 1349.09 feet to the West line of Tax Lot 1; thence N00°58'54"E upon and along said West line of Tax Lot 1 a distance of 14.64 feet to the northwest corner of said Tax Lot 1; thence S89°07'20"E upon and along the North line of said Tax Lot 1, said line also being said South R.O.W. line a distance of 260.55 feet to the northeast corner of said Tax Lot 1; thence S00°19'29"W upon and along the East line of said Tax Lot 1 a distance of 316.00 feet to the southeast comer of said Tax Lot 1; thence N89°03'23"W upon and along the South line of said Tax Lot 1 a distance of 260.00 feet to the southwest corner of said Tax Lot 1; thence N89°52'11"W a distance of 11.02 feet; thence S00°34'25"W a distance of 749.87 feet; thence N89°06'32"W a distance of 1192.10 feet to the easterly R.O.W. line of Union Pacific Railroad; thence N38°25'26"W upon and along said Railroad R.O.W. line a distance of 221.21 feet to a point on said West line of the Southeast Quarter; thence N38°18'13"W upon and along said Railroad R.O.W. line a distance of 479.98 feet; thence N51°42'35"E upon and along said Railroad R.O.W. a distance of 100.00 feet; thence N38°17'31"W upon and along said easterly Railroad R.O.W. line a distance of 578.18 feet to a point on said South R.O.W. line of Hord Lake Road; thence S89°10'16"E upon and along said South R.O.W. line a distance of 577.37 feet to the Point of Beginning.

Said tract is also known as and has been formerly described as:

A tract of land comprising a part of the Southwest Quarter, part of the Southeast Quarter and all of Tax Lot One (1) in Section 11, Township 13 North, Range 6 West of the 6th P.M., Merrick County, Nebraska, and more particularly described as follows:

First to ascertain the actual point of beginning, start at the northwest corner of said Southeast Quarter; thence southerly along and upon the West line of said Southeast Quarter for a distance of 50.00 feet to the Point of Beginning; thence continuing southerly along and upon the West line of said Southeast Quarter for a distance of 5.00 feet; thence deflecting left 89°09'16" and running easterly along and upon the South line of deeded road right-of-way for a distance of 1348.94 feet; thence deflecting left 90°39'34" and running northerly along and upon the West line of Tax Lot 1 for a distance of 15.00 feet to the northwest corner of said Tax Lot 1; thence easterly along and upon the South line of deeded road right-of-way also being the North line of said Tax Lot 1 for a distance of 260.00 feet; thence southerly along and upon the East line of said Tax Lot 1 for a distance of 316.00 feet; thence westerly along and upon the South line of said Tax Lot 1 and extending for a total distance of 271.00 feet; thence deflecting left 90°10'06" and running southerly for a distance of 749.87 feet; thence deflecting right 90°16'40" and running westerly for a distance of 1191.96 feet to a point on the northeast right-of-way line of the Union Pacific Railroad; thence northwesterly along and upon the northeast right-of-way line of said Union Pacific Railroad for a distance of 701.92 feet; thence northeasterly along and upon the northeast right-of-way line of said Union Pacific Railroad for a distance of 100.00 feet; thence northwesterly along and upon the northeast right-of-way line of said Union Pacific Railroad for a distance of 578.10 feet to a point on the South right-of-way line of deeded road; thence easterly along and upon the South right-of-way line of deeded road for a distance of 577.31 feet to the Point of Beginning.

EXCEPT Those portions of the property described above being more particularly described within the Correction Deed filed August 22, 2016, in Book A45 at Page 123 (instrument 2016-01112).

And together with rights of ingress and egress as set forth within the Easement Agreement for Ingress and Egress filed August 18, 2014, in Book RR at Page 490 of the Records of Merrick County, Nebraska.

Exhibit B-25

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Ord, Valley County, NE

Tract A: A tract of land located in part of the Southwest Quarter of Section 33, Township 19 North, Range 13 West of the 6th P.M., Valley County, Nebraska, and more particularly described as follows:

Commencing at the Southeast corner of the Southwest Quarter of Section 33, said point also being the Point of Beginning; thence on an assumed bearing of N89°28'11"W a distance of 171.93 feet to the northerly railroad right-of-way line of Union Pacific Railroad; thence N53°03'31"W upon and along said northerly railroad right-of-way a distance of 2749.86 feet; thence N00°01'17"W a distance of 1006.05 feet to the North line of said Southwest Quarter; thence S89°50'02"E upon and along said North line a distance of 2252.02 feet; thence S15°01'24"E a distance of 49.27 feet to a point of curvature; thence around a curve in a counterclockwise direction, having a delta angle of 62°06'54", a radius of 175.00 feet, and a chord bearing of S45°33'57"E a chord distance of 180.56 feet to the East line of said Southwest Quarter; thence S00°32'42"W upon and along said East line a distance of 2479.89 feet to the Point of Beginning.

Said tract is also known and described as:

A tract of land located in part of the Southwest Quarter of Section 33, Township 19 North, Range 13 West of the 6th P.M., Valley County, Nebraska described as follows:

Point of Beginning at the Southeast corner of the Southwest Quarter of said Section 33; thence N89°34'32"W on the South line of the said Southwest Quarter a distance of 172.06 feet to a point on the northeasterly right-of-way line of the Union Pacific Railroad; thence N53°09'52"W on said right-of-way line a distance of 2750.00 feet; thence N00°06'44"W a distance of 1006.08 feet to a point on the North line of the said Southwest Quarter, said point also being 272.36 feet East of the West Quarter corner of said section; thence S89°55'33"E on the said North line a distance of 2252.07 feet to a point on the westerly right-of-way line of the North Loup River Public Power and Irrigation District Canal; thence S15°09'33"E on said canal right-of-way a distance of 49.30 feet to a point of curvature; thence continuing southeasterly on said canal right-of-way line on a 175.00 foot radius curve to the left a distance of 190.03 feet, chord bearing of S45°40'18"E and a chord distance of 180.85 feet to a point on the East line of the said Southwest Quarter; thence S00°26'46"W on the said East line a distance of 2479.26 feet to the Point of Beginning

Tract B: A tract of land located in part of the Southeast Quarter of Section 33, Township 19 North, Range 13 West of the 6th P.M., Valley County, Nebraska, and more particularly described as follows:

Commencing at the Southwest corner of the Southeast Quarter of Section 33, said point also being the Point of Beginning; thence on an assumed bearing of N00°32'59"E upon and along the West line of said Southeast Quarter a distance of 2475.82 feet; thence S88°17'01"E a distance of 326.40 feet; thence N01°42'59"E a distance of 25.00 feet; thence S88°17'01 "E a distance of 620.10 feet to a point of curvature; thence around a curve in a clockwise direction, having a delta angle of 90°00'00", a radius of 269.62 feet, and a chord bearing of S43°17'01"E a chord distance of 381.30 feet; thence S01°42'59"W a distance of 2199.10 feet to a point on the South line of said Southeast Quarter; thence N89°50'09"W upon and along said South line a distance of 1166.14 feet to the Point of Beginning.

Said tract is also known and described as:

A tract of land located in part of the Southeast Quarter of Section 33, Township 19 North, Range 13 West of the 6th P.M., Valley County, Nebraska described as follows:

Beginning at the Southwest corner of the Southeast Quarter of said Section 33; thence N00°26'46"E along the West line of the Southeast Quarter a distance of 2475.82 feet to a point on the southern line of the North Loup River Public Power and Irrigation District Canal right-of-way; thence along said canal right-of-way S88°23'14"E a distance of 326.40 feet; thence N01°36'46"E a distance of 25.00 feet; thence S88°23'14"E a distance of 620.10 feet to a point of curvature; thence continuing southeasterly on a 269.62 foot radius to the right, a distance of 423.52 feet, chord bearing of S43°23'14"E and chord distance of 381.30 feet; thence S01°36'46"W a distance of 2199.10 feet to a point on the South line of the ALTA Loan Policy (6-17-06) Southeast Quarter of Section 33; thence N89°56'22"W along the South line of the Southeast Quarter a distance of 1166.14 feet to the point of beginning.

Exhibit B-26

(Ord, Valley County, NE – continued)

EXCEPT Those portions of the above described Tract A being a portion of the Southwest Quarter of Section 33, Township 19 North, Range 13 West of the 6th P.NM., City of Ord, Valley County, Nebraska, as more particularly described within the Correction Deed filed August 18, 2016, in Book 96 at Page 43 of the Records of Valley County, Nebraska.

Exhibit B-27

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Wood River, Hall and Buffalo County, NE

Tract A: (Fee Interest)

Lot 2, Cargill Addition, Wood River, Hall County, Nebraska.

Tract B: (Leasehold Interest as evidenced by that certain Grain Facility Lease by and between Cargill, Incorporated as Landlord/Lessor and Green Plains Wood River LLC as Tenant/Lessee, as evidenced by the Memorandum of Lease dated November 26, 2013 filed December 6, 2013 as instrument number 201309517 in the Register of Deeds of Hall County, Nebraska)

Lot 1, Cargill Addition, Wood River, Hall County, Nebraska, formerly known and described as follows:

All that part of the S 1/2 SE 1/4 of Section 24, in Section 24, in Township 10 North, Range 12 West of the 6th P.M., Hall County, Nebraska, which lies South of the center line of the Union Pacific Railroad Company right of way, being a triangular piece of ground more particularly described as follows:

Beginning at the intersection of said center line of right of way with the East line of said Section 24, running thence South along said East Section line for a distance of 868 feet to the Southeast corner of said Section running thence West along the South line of said Section for a distance of 2,246 feet to its point of intersection with the center line of said right of way, running thence in a Northeasterly direction along said center line of the place of beginning;

Subject however, to the Union Pacific Railroad right of way less that part conveyed to the State of Nebraska by Warranty Deed recorded in Book 79, Page 573 in the office of the Register of Deeds in Hail County, Nebraska; and subject to the county roads.

AND EXCEPT

Part of the S 1/2 SE 1/4 of Section 24, in Township 10 North, Range 12 West of the 6th P.M., Hall County, Nebraska, more particularly described as follows:

Commencing at a point on the East line of the SE 1/4, said point being 526.13 feet North of the Southeast corner of said Section 24; thence 133.0 feet West perpendicular to the East line of the SE 1/4 of said Section 24 to a point; thence 75.0 feet North parallel to the East line of the Union Pacific Railroad Company; thence 142.62 feet Northeasterly along the Southerly right of way line of said railroad, to a point on the East line of the SE 1/4 of said Section 24; thence 126.49 feet South along the East line of the SE 1/4 of said Section 24, to the point of beginning.

Exhibit B-28

(Wood River, Hall County, NE – continued)

Tract C (Water Rights)   (described in the 2013 Specialty Warranty Deed as Tract B-1-Restrictive Covenant and Easement Interest)

All rights and interest in and to, all ground water and surface water rights located on, appurtenant to or used in connection with Tract B (collectively, the "Water Rights") as described in the Water Rights Deed and Declaration of Restrictive Covenants and Easements recorded in the Register of Deeds of Hall County, Nebraska filed December 22, 2006 at Instrument No. 200611329 and in the Register of Deeds of Buffalo County, Nebraska filed December 21, 2006 at Instrument No. 20069709, which Tract B is more particularly described as:

Tract B:

A tract of land being part of the Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) of Section Two (2) and the Northeast Quarter of the Northeast Quarter (NE1/4 NE1/4) and part of the Northwest Quarter of the Northeast Quarter (NW1/4 NE1/4) of Section Eleven (11) and all located in Township Eight (8) North, Range Fourteen (14) West of the Sixth Principal Meridian, Buffalo County, Nebraska, and all more particularly described as follows: Referring to the Northwest corner of the Northeast Quarter of said Section 11 and assuming the west line of said Northeast Quarter as bearing S 00°16'59" E and all bearings contained herein are relative thereto; thence S 00°16'59" E on said west line a distance of 195.87 feet to the ACTUAL PLACE OF BEGINNING; thence S 00°16'59" E a distance of 1131.14 feet to the Southwest corner of said Northwest Quarter of the Northeast Quarter; thence S 84°47'50" E and on the south line of said Northwest Quarter of the Northeast Quarter and the Northeast Quarter of the Northeast Quarter a distance of 2683.29 feet to the southeast corner of said Northeast Quarter of the Northeast Quarter; thence N 00°03'16" E and on the east line of said Northeast Quarter a distance of 1334.54 feet to the northeast corner of the Northeast Quarter of said Section 11; said point also being the southeast corner of the Southeast Quarter of said Section 2; thence N 00°36'23" W and on the east line of the Southeast Quarter of said Section 2 a distance of 424.14 feet; thence S 77°47'11" W a distance of 2067.23 feet; thence N 85°21'26" W a distance of 656.31 feet to the place of beginning.

Tract C-1 (Water Rights Easement Interest)

Non-exclusive easements to and over the Leisinger Property (i) for pedestrian and vehicular ingress, egress and across to and (ii) to install, maintain, repair, replace and utilize pumps, pipelines, other equipment and transmission lines for the purpose of exercising and utilizing the Water Rights, as described in the Water Rights Deed and Declaration of Restrictive Covenants and Easements recorded in the Register of Deeds of Hall County, Nebraska filed December 22, 2006 at Instrument No. 200611329 and in the Register of Deeds of Buffalo County, Nebraska filed December 21, 2006 at Instrument No. 20069709, which Leisinger Property is more particularly described as follows:

Exhibit B-29

(Wood River, Hall County, NE – continued)

Tract A:

A tract of land being part of Government Lot Nine (9) and part of Government Lot Ten (10) and part of the Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) and part of the Southwest Quarter of the Southeast Quarter (SW1/4 SE1/4) of Section Two (2) and part of the Northwest Quarter of the Northeast Quarter (NW1/4 NE1/4) of Section Eleven (11) and located in Township Eight (8) North, Range Fourteen (14) West of the Sixth Principal Meridian, Buffalo County, Nebraska, and all more particularly described as follows: Beginning at the Southwest corner of the Southeast Quarter of said Section 2, said place of beginning being the Northwest corner of the Northeast Quarter of said Section 11 and assuming the west line of the Southeast Quarter of said Section as bearing N 02°52'01" E and all bearings contained herein are relative thereto; thence N 02°52'01" E on said west line a distance of 1267.6 feet to a point on the south line of a public road; thence N 78°21'08" E and on the south line of said public road a distance of 2286.59 feet; thence S 00°50'57" E a distance of 183.22 feet; thence N 85°45'35" E a distance of 356.26 feet to the east line of said Section 2; thence S 00°36'23" E and on said east line a distance of 1382.54 feet; thence S 77°47'11" W a distance of 2067.23 feet; thence N 85°21'26" W a distance of 656.31 feet to the west line of the Northeast Quarter of said Section 11; thence N 00°16'59" W and on said west line a distance of 195.87 feet to the place of beginning.

Tract B:

A tract of land being part of the Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) of Section Two (2) and the Northeast Quarter of the Northeast Quarter (NE1/4 NE1/4) and part of the Northwest Quarter of the Northeast Quarter (NW1/4 NE1/4) of Section Eleven (11) and all located in Township Eight (8) North, Range Fourteen (14) West of the Sixth Principal Meridian, Buffalo County, Nebraska, and all more particularly described as follows: Referring to the Northwest corner of the Northeast Quarter of said Section 11 and assuming the west line of said Northeast Quarter as bearing S 00°16'59" E and all bearings contained herein are relative thereto; thence S 00°16'59" E on said west line a distance of 195.87 feet to the ACTUAL PLACE OF BEGINNING; thence S 00°16'59" E a distance of 1131.14 feet to the Southwest corner of said Northwest Quarter of the Northeast Quarter; thence S 84°47'50" E and on the south line of said Northwest Quarter of the Northeast Quarter and the Northeast Quarter of the Northeast Quarter a distance of 2683.29 feet to the southeast corner of said Northeast Quarter of the Northeast Quarter; thence N 00°03'16" E and on the east line of said Northeast Quarter a distance of 1334.54 feet to the northeast corner of the Northeast Quarter of said Section 11; said point also being the southeast corner of the Southeast Quarter of said Section 2; thence N 00°36'23" W and on the east line of the Southeast Quarter of said Section 2 a distance of 424.14 feet; thence S 77°47'11" W a distance of 2067.23 feet; thence N 85°21'26" W a distance of 656.31 feet to the place of beginning.

Exhibit B-30

(Wood River, Hall County, NE – continued)

Tract D: (Easement Interest)

A parcel of land located in the South Half of the Northwest Quarter of Section 24, Township 10 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as described in Instrument No. 200805469, filed June 25, 2008 in the records of Hall County, Nebraska, and more particularly described as follows:

Commencing at the Southwest corner of said Northwest Quarter, thence N00°00'26"E (assumed bearing) along the west line said South Half of the Northwest Quarter a distance of 2.52 feet to the place of beginning; thence N00°00'26"E along said west line a distance of 60.00 feet; thence S89°59'34"E perpendicular to the west line said South Half of the Northwest Quarter a distance of 140.00 feet; thence S00°00'26"W parallel with the west line of said South Half of the Northwest Quarter a distance of 60.00 feet; thence N89°59'34"W perpendicular to the west line said South Half of the Northwest Quarter a distance of 140.00 feet to the place of beginning.

Tract E: (Easement Interest)

Parcel 1:

Non-exclusive easements over part of the Southeast Quarter of the Southwest Quarter of Section 24, Township 10 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated May 24, 2007, filed June 5, 2007 as Instrument No. 200704654.

Parcel 2:

Non-exclusive easements over part of the South Half of the Northwest Quarter and the North Half of the Southwest Quarter of Section 24, Township 10 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated May 22, 2007, filed August 30, 2007 as Instrument No. 200707455;

AND

Non-exclusive easements over part of the South Half of the Northwest Quarter and the North Half of the Southwest Quarter of Section 24, Township 10 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated August 27, 2007, filed September 26, 2007 as Instrument No. 200708273.

Exhibit B-31

(Wood River, Hall County, NE – continued)

Parcel 3:

Non-exclusive easements over part of the North Half of the Northwest Quarter of Section 24, Township 10 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated May 25, 2007, filed July 10, 2007 as Instrument No. 200705833.

Parcel 4:

Non-exclusive easements over part of the Southwest Quarter of Section 13, and part of the South Half of the Southwest Quarter of Section 12, all in Township 10 North, Range 12 West of the 6th P.M., in Hall County, Nebraska, as contained in Pipeline Easement by Owner dated May 23, 2007, filed June 5, 2007 as Instrument No. 200704651.

Parcel 5:

Non-exclusive easements over part of the Northwest Quarter of Section 13, and part of the East Half of the Southwest Quarter of Section 1, all in Township 10 North, Range 12 West of the 6th P.M., in Hall County, Nebraska, as contained in Pipeline Easement by Owner dated May 7, 2007, filed May 17, 2007 as Instrument No. 200704006.

Parcel 6:

Non-exclusive easements over part of the Southwest Quarter of Section 13, and part of the South Half of the Southwest Quarter of Section 12, all in Township 10 North, Range 12 West of the 6th P.M., in Hall County, Nebraska, as contained in Pipeline Easement by Owner dated November 5, 2007, filed November 29, 2007 as Instrument No. 200710027.

Parcel 7:

Non-exclusive easements over part of the North Half of the Southwest Quarter of Section 12, Township 10 North, Range 12 West of the 6th P.M., in Hall County, Nebraska, as contained in Pipeline Easement by Owner dated June 25, 2007, filed August 30, 2007 as Instrument No. 200707456.

Parcel 8:

Non-exclusive easements over part of the North Half of the Northwest Quarter and the South Half of the Northwest Quarter of Section 12, Township 10 North, Range 12 West of the 6th P.M., in Hall County, Nebraska, as contained in Pipeline Easement by Owner dated May 8, 2007, filed May 17, 2007 as Instrument No. 200704007.

Exhibit B-32

(Wood River, Hall County, NE – continued)

Parcel 9:

Non-exclusive easements over part of the Northwest Quarter of Section 1, Township 10 North, Range 12 West of the 6th P.M., in Hall County, Nebraska, as contained in Pipeline Easement by Owner dated May 21, 2007, filed July 10, 2007 as Instrument No. 200705832;

AND

Non-exclusive easements over part of the Northwest Quarter of Section 1, Township 10 North, Range 12 West of the 6th P.M., in Hall County, Nebraska, as contained in Pipeline Easement by Owner dated May 9, 2007, filed July 10, 2007 as Instrument No. 200705831.

Parcel 10:

Non-exclusive easements over part of the West Half of the West Half of the Southeast Quarter, and part of the East Half of the Northwest Quarter, and part of the Southwest Quarter of Section 36, Township 11 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated May 24, 2007, filed June 5, 2007 as Instrument No. 200704652.

Parcel 11:

Non-exclusive easements over part of the West Half of the Northwest Quarter of Section 36, Township 11 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated May 17, 2007, filed June 5, 2007 as Instrument No. 200704653; Re-recorded May 14, 2008 as Instrument No. 200804175.

Parcel 12:

Non-exclusive easements over part of the Southwest Quarter of Section 25, Township 11, North Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated June 15, 2007, filed September 26, 2007 as Instrument No. 200708268.

Exhibit B-33

(Wood River, Hall County, NE – continued)

Parcel 13:

Non-exclusive easements over part of the South Half of the Northwest Quarter of Section 25, part of the South Half of the Northwest Quarter of Section 24, part of the North Half of the Northwest Quarter of Section 24, and part of the North Half of the Northwest Quarter of Section 13, all in Township 11 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated May 17, 2007, filed May 18, 2007 as Instrument No. 200704042 and as corrected by Corrective Pipeline Easement by Owner dated July 29, 2009, filed July 31, 2009 as Instrument No. 200906341.

Parcel 14:

Non-exclusive easements over part of the North Half of the Northwest Quarter of Section 25, Township 11 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated May 22, 2007, filed May 23, 2007 as Instrument No. 200704212.

Parcel 15:

Non-exclusive easements over part of the Southwest Quarter of Section 24, Township 11 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated September 11, 2007, filed September 26, 2007 as Instrument No. 200708267.

Parcel 16:

Non-exclusive easements over part of the North Half of the Northwest Quarter of Section 24, located in Township 11 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated December 17, 2008, filed January 12, 2009, as Instrument No. 200900173 and as corrected by Corrective Pipeline Easement by Owner dated July 29, 2009, filed July 31, 2009 as Instrument No. 200906342.

Parcel 17:

Non-exclusive easements over part of the Southwest Quarter of Section 13, located in Township 11 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated November 21, 2008, filed December 2, 2008 as Instrument No. 200809832.

Parcel 18:

Intentionally omitted

Exhibit B-34

(Wood River, Hall County, NE – continued)

Parcel 19:

Non-exclusive easements over part of the South Half of the Northwest Quarter of Section 13 located in Township 11 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated May 17, 2007, filed May 18, 2007 as Instrument No. 200704043.

Parcel 20:

Non-exclusive easements over part of the South Half of the Northwest Quarter of Section 13 located in Township 11 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated December 17, 2008, filed January 12, 2009 as Instrument No. 200900174.

Parcel 21:

Non-exclusive easements over part of the North Half of the Northeast Quarter of Section 13, Township 11 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated August 29, 2007, filed August 30, 2007 as Instrument No. 200707457.

Parcel 22:

Non-exclusive easements over part of the Southeast Quarter of Section 12, Township 11 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated September 8, 2007, filed September 26, 2007 as Instrument No. 200708272.

Parcel 23:

Non-exclusive easements over part of the Northwest Quarter of Section 12, Township 11 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated September 12, 2007, filed September 26, 2007 as Instrument No. 200708266.

Parcel 24:

Non-exclusive easements over part of the North Half of the Northeast Quarter of Section 12, Township 11 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated September 11, 2007, filed September 26, 2007 as Instrument No. 200708269.

Exhibit B-35

(Wood River, Hall County, NE – continued)

Parcel 25:

Non-exclusive easements over part of the South Half of the Northeast Quarter of Section 12, Township 11 North, Range 12 West of the 6th P.M., Hall County, Nebraska, as contained in Pipeline Easement by Owner dated September 5, 2007, filed September 26, 2007 as Instrument No. 200708271.

Parcel 26:

Non-exclusive easements over part of the Southwest Quarter of the Southwest Quarter of Section 6, Township 11 North, Range 11 West of the 6th P.M., Hall County, Nebraska, as contained in Surface Easement (Meter & Regulator) filed November 15, 2007 as Instrument No. 200709752.

AND EXCEPTING FROM THE ABOVE DESCRIBED PARCELS OF LAND, THAT PORTION OF PROPERTY DESCRIBED AS Lot 1, Cargill Second Subdivision, in the City of Wood River, Hall County, Nebraska, as set forth within the Special Warranty Deed - Correction Deed filed July 11, 2016, as instrument 201604292, and Correction Deed filed August 15, 2016, as instrument 201605250 in the Register of Deeds of Hall County, NE.

Exhibit B-36

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

York, York County, NE

That part of the Northeast Quarter (NE 1/4) lying North of the Railroad Right of Way of Burlington Northern Railroad Company, in Section 28, Township 11 North, Range 2 West of the 6th P.M., in York County, Nebraska;

EXCEPT a tract conveyed to the State of Nebraska for highway purposes, described as follows:

Beginning at the Northeast corner of said Section 28, thence westerly on the North line of the NE1/4 of said Section 28 a distance of 2,641.8 feet to the Northwest corner of said NE1/4; thence Southerly on the West line of said NE l/4 a distance of 58.9 feet; thence Easterly a distance of 2,641.8 feet to a point on the East line of said NE1/4; thence Northerly on said East line a distance of 60.7 feet to the point of beginning;

AND EXCEPT Irregular Tract No. 4 in Section 28, Township 11 North, Range 2 West of the 6th P.M., in York County, Nebraska.

AND EXCEPT Lot 1, Green Plains Subdivision, York County, Nebraska, that Plat for same recorded October 26, 2016, in Book 36 at Page 747 (Instrument 2016-02390) records of York County, NE.

Together with the nonexclusive easement reserved unto Green Plains York LLC, a Delaware limited liability company as described within the Special Warranty Deed recorded November 1, 2016, in Book 37 Page 84 of the Records of York County, NE.

Exhibit B-37

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

North Rose, Wayne County, NY

ALL that tract or parcel of land, situate in the Town of Rose, County of Wayne, State of New York, bounded and described as follows:

BEGINNING at a point in the centerline of NYS Route 414, said point of beginning being north 18° 58’ 00’’ west, 1242.72 feet along the centerline of said road from its intersection with the centerline of Lyman Road, said point of beginning also marking the southwest corner of land now formerly owned by Earl G. and Laura R. Rogers, as recorded in the Wayne County Clerk’s Office in Liber 376 of Deeds at page 171; and

RUNNING THENCE the following courses and distances along land now or formerly owned by said Rogers, south 83° 11’ 33’’ east, passing through an iron pin, 27.48 feet distant and continuing on the same course, 1339.49 feet distant farther, comprising a total distance of 1366.97 feet to an iron pipe, north 3° 40’ 10’’ east, 648.06 feet to an iron pipe and north 5° 36’ 14’’ east (deed) (measurement taken from the survey North 5 degrees 39 minutes 50 seconds east) 1008.85 feet to an iron pin, marking a point in southerly line of land now or formerly owned by Marine Midland Bank, as recoded in the Wayne County Clerk’s Office in Liber 708 of Deeds at page 750;

THENCE the following courses and distances along land now or formerly owned by Marine Midland Bank, south 83° 04’ 06’’ east, 459.36 feet (deed) (measurement taken from survey 458.30 feet) to an iron pin and south 8° 57’ 00’’ west passing through an iron pin, 2757.54 feet distant and continuing on the same course 24.77 feet distant farther, comprising a total distance of 2782.31 feet, (erroneously referred to as 2762.31 feet in deed recorded November 1, 2002 in instrument no. 9014949) to a P.K. nail in the centerline of Lyman Road;

THENCE the following courses and distances along the centerline of said road north 83° 12’ 13’’ west, 527.98 feet to P.K. nail and north 82° 33’ 13’’ west, 597.34 feet to a point in the centerline of NYS Route 414;

THENCE north 18° 58’ 00’’ west, along the centerline of said highway, 1242.72 feet to the point of BEGINNING.

Excepting therefrom any portion thereof within the bed of any public street, road, or highway.

Exhibit B-38

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Rives, Obion County, TN

Land situated in Obion County, Tennessee:

BEING a 226.298 acre tract of land located on the east side of McDonald Road and the north side of Black Lane Road and lying in the 15th Civil District of Obion County, Tennessee and being part of Parcel 18.01 Tax Map 113 and part of Parcel 9.02 Tax Map 122, both conveyed to Green Plains Obion, LLC by Deed in Record Book 145 Pages 261-264, subject to any easements, agreements, right of way that may be of record in the Obion County Register of Deeds Office, and is more particularly described as follows:

BEGINNING at an unmarked point in the present west part of McDonald Road pavement and in the south right of way of Canadian National Railway, measured 50 feet southeast of, perpendicular distance, from the centerline of the main track of said railroad, said unmarked point is witnessed by a set "mag nail" at the centerline intersection of said McDonald Road (pavement( with said main track of said railroad), lying South 06 degrees 50 minutes 17 seconds West, 69.92 feet from said mag nail, said POINT OF BEGINNING being the northwest corner of the 226.298 acre tract being described herein; Thence, North 52 degrees 23 minutes 37 seconds East, a distance of 41 .51 feet, along the southerly right of way of said Canadian National Railway {formerly ICG railroad - last deeds of record found - DB. 12-Q PGS. 381-410), to an unmarked point at the northwest corner of a strip belonging to the State of Tennessee (RB. 29 PG. 360); Thence, South 04 degrees 05 minutes 53 seconds West, a distance of 779.03 feet, along the west line of said State of Tennessee to an unmarked point; Thence, South 85 degrees 54 minutes 09 seconds East, a distance of 13.00 feet, along the State of Tennessee, to an unmarked point; Thence, North 03 degrees 54 minutes 30 seconds East, a distance of 605.00 feet, along the State of Tennessee to an unmarked point; Thence, North 03 degrees 08 minutes 55 seconds East, a distance of 181 .16 feet, continuing along the State of Tennessee, to an unmarked point in the south right of way of said Canadian National Railway; Thence, North 52 degrees 23 minutes 37 seconds East, a distance of 3549.82 feet, along the south right of way of Canadian National Railway, being 50 feet south of and parallel to the main track of said railroad, to a found iron pin (5/8 inch diameter steel rebar, capped no. 1125) at a west corner of Parcel 19 Tax Map 113, belonging to Hampton (WB. Y PG. 379; DB. 20-C PG. 351 ); Thence, South 83 degrees 10 minutes 25 seconds East, a distance of 250.00 feet, along Hampton's inside line, running along a fence and fence remnants, passing thru a found iron pin (5/8 inch diameter steel rebar, capped no. 1125) on line at 150.00 feet, crossing Dry Creek, to a point in the east edge of said creek, being another inside corner of Hampton; Thence, South 03 degrees 49 minutes 28 seconds West, a distance of 3044.62 feet, along the west line of Hampton, crossing said Dry Creek as it meanders, running in a straight line, to a found 12 inch diameter utility pole type corner post, being the southwest corner of Hampton and also being the northwest corner of Parcel 9.01 Tax Map 122, belonging to Obion Grain Co., Inc. (DB. 24-R PG. 245); Thence, South 12 degrees 26 minutes 40 second West, a distance of 1688.50 feet, along the west line of said Obion Grain Co., Inc., passing thru a found iron pin (5/8 inch diameter steel rebar, capped no. 1125) on line at 1638.50 feet, continuing to an unmarked point in the centerline of Black Lane Road; Thence, running along the centerline of Black Lane Road for the following four (4) calls: North 85 degrees 46 minutes 38 seconds West, 913.93 feet, to an unmarked point; North 85 degrees 58 minutes 26 seconds West, 338.05 feet to an unmarked point; North 85 degrees 51 minutes 32 seconds West, 126.64 feet to an unmarked point; North 85 degrees 55 minutes 08 seconds West, 95.00 feet to a point at the southeast corner of Parcel 9 Tax Map 122, belonging to Obion Grain Co., Inc. (DB. 24-R PG. 245); Thence, leaving said road and running along the east and north lines of said Obion Grain Co., Inc. property for the following six (6) calls: North 04 degrees 13 minutes 15 seconds East, 150.00 feet, passing thru a found iron pin (5/8 inch diameter steel rebar) on line at 50.00 feet, continuing to a found iron pin (5/8 inch diameter steel rebar); North 48 degrees 43 minutes 17 seconds East, 115.24 feet to a found iron pin (5/8 inch diameter steel rebar); North 19 degrees 45 minutes 54 seconds West, 457.01 feet to a found iron pin (5/8 inch diameter steel rebar); North 85 degrees 55 minutes 08 seconds West, 309.00 feet to a found iron pin (5/8 inch diameter steel rebar); South 04 degrees 13 minutes 14 seconds West, 380.00 feet to a found iron pin (5/8 inch diameter steel rebar); North 85 degrees 55 minutes 08 seconds West, 821.00 feet, passing thru a found iron pin (5/8 inch diameter steel rebar) on line at 771 .00

Exhibit B-39

(Rives, Obion County, TN – continued)

feet, continuing to an unmarked point in the west part of said McDonald Road, being the northwest corner of said Obion Grain Co., Inc.; Thence, running with the (old) centerline location of McDonald Road for the following five (5) calls: North 04 degrees 13 minutes 13 seconds East, 324.15 feet to an unmarked point; North 04 degrees 05 minutes 18 seconds East, 541.7 4 feet to an unmarked point; North 03 degrees 54 minutes 57 seconds East, 511 .19 feet to an unmarked point; North 03 degrees 38 minutes 22 seconds East, 461 .93 feet to an unmarked point; North 05 degrees 14 minutes 02 seconds East, 220.50 feet to the point of beginning.

LESS AND EXCEPT FROM THE ABOVE DESCRIBED TRACT:

BEGINNING at a set iron pin (all set iron pins in this description are 5/8 inch diameter steel rebar with plastic caps marking "TN RLS 1125 TN RLS 2956") at the northwest corner of this described tract and is located approximately 660.5 feet southeast of the centerline of the main track of Canadian National Railroad (measured perpendicular distance from said railroad track) and also located 610.55 feet southeast of the north property line of the parent tract of which this described tract is part (measured perpendicular distance from said property line), said iron pin is also located 753.93 feet easterly of the west boundary line of the parent tract of which this described tact is part (measured perpendicular distance from said property line), and also lies 37.54 feet east of the east concrete edge of a concrete plant road which runs south to the Reverse Osmosis building located on said parent property track, said POINT OF BEGINNING being the northwest corner of the 3.497 acre tract being described herein; Thence, making severance lines thru Green Plains Energy, Inc. for the following twenty six (26) calls: South 88 degrees 52 minutes 20 seconds East, 291 .02 feet to a set iron pin, said iron pin lies approximately 81 feet west of the center of the most westerly railroad track located on the plant property; South 01 degree 06 minutes 51 seconds West, 323.53 feet, to a set iron pin, said iron pin lies approximately 80.1 feet west of the center of said westerly railroad track; North 88 degrees 52 minutes 20 seconds West, 130.85 feet, running approximately 10.3 feet north of the north side of the 190 proof tank, continuing to an unmarked point; South 01 degree 19 minutes 08 seconds West, 87.05 feet, to an unmarked point; South 88 degrees 52 minutes 20 seconds East, 131 .16 feet to a set iron pin, said pin lies approximately 81 .1 feet west of the center of said most westerly railroad track located on the plant property; South 01 degree 06 minutes 51 seconds West, 49.10 feet to a set iron pin located north of pipe racks; South 88 degrees 36 minutes 33 seconds East, 71 .38 feet to a set iron pin on the northeast side of a pipe rack structure, said iron pin lies approximately 10.6 feet west of the center of said most westerly railroad track; South 01 degree 42 minutes 24 seconds West, 17.08 feet to a set iron pin located approximately 12.3 feet west of said railroad track center; South 04 degrees 19 minutes 06 seconds East, 189.53 feet to a set iron pin; South 88 degrees 42 minutes 01 second East, 70.43 feet crossing said westerly railroad track center at approximately 12. 5 feet, continuing crossing two more railroad tracks, to a set iron pin on the northeast side of a pipe rack structure, said iron pin lies approximately 9.8 feet west of the center of the most easterly railroad track running from the rail loadout structures; South 01 degree 17 minutes 00 seconds West, 147.30 feet, to a set iron pin; South 88 degrees 43 minutes 02 seconds East, 20.37 feet, crossing the center of said easterly railroad track at approximately 9.8 feet, running just north of the Enviropan Containment, to a set iron pin; South 01 degree 18 minutes 45 seconds West, 136.25 feet, to a set iron pin; North 88 degrees 43 minutes 02 seconds West, 32.90 feet, crossing the center of said railroad track at approximately 10.5 feet, continuing to a set iron pin; North 01 degree 18 minutes 30 seconds East, 269.99 feet, to a set iron pin located south of a catwalk and pipe support structure; North 88 degrees 42 minutes 01 second West, 61 .84 feet, crossing two railroad tracks, to a set iron pin; South 00 degrees 39 minutes 37 seconds West, 44.44 feet, running east of a stair structure, to a set iron pin; North 89 degrees 20 minutes 23 seconds West, 8.18 feet, to a set iron pin located approximately 0.5 feet east of a concrete plant road; North 04 degrees 19 minutes 06 seconds West, 241 .15 feet, running approximately 0.5 feet east of and parallel to the east edge of said concrete plant road, to a set iron pin; North 88 degrees 52 minutes 23 seconds West, 191.24 feet, running approximately 0.5 feet north of and parallel to the north edge of a concrete plant road, to a set iron pin; South 01 degree 04 minutes 12 seconds West, 26.40 feet to an unmarked point in the center seam of said concrete plant road; North 88 degrees 47 minutes 59 seconds West, 267.14 feet, generally along the center seam of said concrete plant road, to an unmarked point; North 01 degree 04 minutes 12 seconds East, 55.16 feet, to a set iron pin located north of a pipe support structure, said iron pin lies approximately 8.3 feet south of the south side of the Reverse Osmosis building located on the parent tract; South 88 degrees 52 minutes 20 seconds East, 112.18 feet, crossing a concrete plant drive, to a set iron pin, said iron pin lies approximately 3.3 feet east of the east edge of said concrete drive; North 01 degree 56 minutes 49 seconds East, 44.09 feet to a set iron pin; North 01 degree 06 minutes 51 seconds East, 410.58 feet, to the point of beginning, containing 3.497 acres or 152,326.6 square feet.

Exhibit B-40

(Rives, Obion County, TN – continued)

TOGETHER WITH NON-EXCLUSIVE Reciprocal Easement Agreement by and between Ethanol Grain   Processors, LLC, a Tennessee limited liability company and Obion Grain Co., Inc., a Tennessee corporation, dated December 22, 2006, filed for record December 28, 2006 in Deed Book 26-X, Page 215, in the Register's Office of Obion County, Tennessee

Exhibit B-41

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Hereford, Deaf Smith County, TX

TRACT 1 (Fee):

A 241.409 acre tract, more or less in Section 18, Block K-3, Abstract Number 824, Certificate Number 323, Stone, Kyle & Kyle Survey, Deaf Smith County, Texas. The survey of same is based upon the remaining evidences of the resurvey of said section by Surveyor R. O. Whyman in December, 1913, the field notes thereof of record in Volume 4, Page 18, Field Note Records of Deaf Smith County, Texas. Said 241.409 acre tract is described by metes and bounds as follows:

BEGINNING at a 2 inch iron pipe found in County Road 8, the Northwest corner of Section 18 and the Northeast corner of Section 23, Block K-3;

THENCE South 88 degrees 49 minutes 12 seconds East (bearings referenced to the Texas Coordinate System, North Zone, NAD '83), 3967.89 feet along the North line of Section 18 to a 1/2 inch iron rod set with a cap stamped HBD, set for the Northeast corner of this tract;

THENCE South 01 degrees 34 minutes 15 seconds West, at 30.85 feet pass a 1/2 inch iron rod set with a cap stamped HBD, set in the South physical line of County Road 8, at a total distance of 2651.17 feet to a 1/2 inch iron rod set with a cap stamped HBD, set for the Southeast corner of this tract;

THENCE North 88 degrees 49 minutes 05 seconds West, 3965.45 feet to a 1/2 inch iron rod set with a cap stamped HBD, set in the East line of Section 23 and the West line of Section 18 for the Southwest corner of this tract, from this point a 1/2 inch iron rod found with a cap stamped 1848", the Southwest corner of Section 18 bears South 01 degrees 31 minutes 06 seconds West, 2651.00 feet;

THENCE North 01 degrees 31 minutes 06 seconds East, 2651.00 feet along the East line of Section 23 and the West line of Section 18 to the place of beginning.

SAVE AND EXCEPT THEREFROM that 4.71 acre tract in Section 18, Block K-3, Abstract Number 824, Certificate Number 323, Stone, Kyle & Kyle Survey, Deaf Smith County, Texas. The survey of the same is based upon the remaining evidences of the resurvey of said section by Surveyor R. O. Whyman in December, 1913, the field notes thereof of record in Volume 4, Page 18, Field Note Records of Deaf Smith County, Texas. Said 4.71 acres tract is described by metes and bounds as follows:

COMMENCING at a mag nail in pavement found for the Northwest corner of Section 18, Block K-3;

THENCE South 01 degree 31 minutes 06 seconds West, along the West line of Section 18, a distance of 846.70 feet;

THENCE South 88 degrees 28 minutes 54 seconds East, a distance of 1061.44 feet to a 3/8 inch iron rod with cap stamped "HBD" set for the Northwest and BEGINNING CORNER of this tract;

THENCE South 65 degrees 36 minutes 25 seconds East, a distance of 331.90 feet to an "X" in concrete set;

THENCE North 24 degrees 08 minutes 42 seconds East, a distance of 52.43 feet to an "X" in concrete set;

THENCE South 65 degrees 47 minutes 40 seconds East, a distance of 126.42 feet to an "X" in concrete set;

THENCE South 22 degrees 26 minutes 29 seconds West, a distance of 146.13 feet to a 3/8 inch iron rod with cap stamped "HBD" set;

Exhibit B-42

(Hereford, Deaf Smith County, TX – continued)

THENCE North 64 degrees 22 minutes 14 seconds West, a distance of 60.21 feet to a 3/8 inch iron rod with cap stamped "HBD" set;

THENCE South 24 degrees 11 minutes 42 seconds West, a distance of 415.58 feet to an "X" in concrete set;

THENCE North 66 degrees 04 minutes 22 seconds West, a distance of 356.56 feet to a 3/8 inch iron rod with cap stamped "HBD" set;

THENCE North 19 degrees 08 minutes 29 seconds East, a distance of 512.56 feet to the PLACE OF BEGINNING.

TRACT 2 {Fee):

A 141.644 acre tract, more or less in Section 23, Block K-3, Abstract Number 279, Certificate Number 326, Stone, Kyle & Kyle Survey, Deaf Smith County, Texas. The survey of same is based upon the remaining evidences of the resurvey of said section by Surveyor R. O. Whyman in December, 1913, the field notes thereof of record in Volume 4, Page 23, Field Note Records of Deaf Smith County, Texas. Said 141.644 acre tract is described by metes and bounds as follows:

BEGINNING at a 2 inch iron pipe found in County Road 8, the Northeast corner of Section 23 and the Northwest corner of Section 18, Block K-3;

THENCE South 01 degrees 31 minutes 06 seconds West (bearings referenced to the Texas Coordinate System, North Zone, NAD '83), 2174.58 feet along the West line of Section 18 and the East line of Section 23 to a 1/2 inch iron rod set with a cap stamped HBD, set for the Southeast corner of this tract;

THENCE South 89 degrees 21 minutes 07 seconds West, 2156.33 feet to a 1/2 inch iron rod set with a cap stamped HBD, set for a corner of this tract;

THENCE North 39 degrees 26 minutes 13 seconds West, 309.94 feet to a 1/2 inch iron rod set with a cap stamped HBD, set for a corner of this tract;

THENCE North 29 degrees 40 minutes 11 seconds West, 838.03 feet to a 1/2 inch iron rod set with a cap stamped HBD, set for a corner of this tract;

THENCE South 82 degrees 59 minutes 37 seconds West, 1565.45 feet to a 1/2 inch iron rod set with a cap stamped HBD, set in the Southeasterly right of way line of the Burlington Northern Santa Fe Railroad for the West corner of this tract;

THENCE North 60 degrees 19 minutes 14 seconds East, 2307.70 feet to a 1/2 inch iron rod set with a cap stamped HBD, set at a bend in the Southeasterly right of way line of the Burlington Northern Santa Fe Railroad;

THENCE North 60 degrees 20 minutes 36 seconds East, 640.63 feet along the Southeasterly right of way line to a 1/2 inch iron rod set with a cap stamped HBD, set in the North line of Section 23 for the Northwest corner of this tract;

THENCE South 88 degrees 48 minutes 07 seconds East, 1818.01 feet along the North line of Section 23 to the place of beginning.

Exhibit B-43

(Hereford, Deaf Smith County, TX – continued)

SAVE AND EXCEPT THEREFROM that 4.144-acre portion conveyed to Elaine Rodgers Webster by Special Warranty Deed recorded as Document No. 10-1383 in the Official Public Records of Deaf Smith County, Texas, being more particularly described by metes and bounds as follows:

Being a 4.144 acre tract of land being situated in the Northeast part of Section 23, block K-3, Abstract Number 279, Certificate Number 326, Stone, Kyle & Kyle Survey, Deaf Smith County, Texas, and being further described by metes and bounds as follows:

BEGINNING at a 1/2 inch iron rod found with cap marked "HBD" at the intersection of the North line of said Section 23 and the South right of way line of the BNSF Railroad;

THENCE SOUTH 88 degrees 48 minutes 07 seconds EAST (Bearing referenced to the Texas Coordinate System) along the North line of said Section 23, a distance of 1199.27 feet to a 1/2 inch iron rod with cap marked "HBD" set, a point on a non-tangent curve to the left having a radius of 3550.00 feet, whence a 2 inch iron pipe found for the Northeast corner of said Section 23 bears SOUTH 88 degrees 48 minutes 07 seconds EAST, 618.76 feet;

THENCE Southwesterly along said curve to the left an arc distance of 779.46 feet (Chord bearing: South 75 degrees 16 minutes 51 seconds West·- 777.90 feet) to a 1/2 inch iron rod with cap marked "HBD" set;

THENCE SOUTH 68 degrees 59 minutes 27 seconds WEST, a distance of 29.11 feet to a 1/2 inch iron rod with cap marked "HBD" set for the beginning of a curve to the right having a radius of 415.00 feet;

THENCE Northwesterly along said curve to the right an arc distance of 589.13 feet (Chord bearing: North 70 degrees 20 minutes 28 seconds West·- 540.89 feet) to a 1/2 inch iron rod with cap marked "HBD" set in the South right of way line of the BNSF Railroad;

THENCE NORTH 60 degrees 20 minutes 29 seconds EAST, along said BNSF right of way line a distance of 103.45 feet to the POINT OF BEGINNING of this tract.

TRACT 3 (Leasehold):

LEASEHOLD ESTATE created by that certain unrecorded Water Well Lease dated effective as of November 8, 2005, by and between City of Hereford, Texas, as Landlord, and Panda Hereford Ethanol, L.P., a Delaware limited partnership, as Tenant, as evidenced by that Memorandum of Lease dated November 8, 2005, between City of Hereford, Texas (Landlord) and Panda Hereford Ethanol, LP. (Tenant), filed for record June 22, 2006, and recorded under Instrument Number 06-1654, Official Public Records of Deaf Smith County, Texas, and assigned by Ground Lease Assignment dated June 11, 2009, between Hereford Biofuels, LP., formerly known as Panda Hereford Ethanol, LP., as assignor, and Ethanol Acquisition, LLC, as assignee, filed for record June 17, 2009 and recorded under Instrument Number 09-1418, Official Public Records of Deaf Smith County, Texas, and further assigned to Hereford Renewable Energy, LLC, by Ethanol Acquisition, LLC, pursuant to Assignment of Ground Lease dated August 27, 2010, filed for record August 31, 2010 and recorded under Instrument Number 10-1671, Official Public Records of Deaf Smith County, Texas, in and to the following described property:

A 0.86 Acre (37,527 square foot) tract, more or less, out of a tract conveyed to City of Hereford by deed recorded in Volume 270, Page 707, Deed Records of Deaf Smith County, Texas, lying in Section 18, Block K-3, Abstract Number 824, Certificate Number 323, Stone, Kyle & Kyle Survey, Deaf Smith County, Texas, being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2 inch iron rod with cap marked "HBO", set in the North line of said Section 18, whence a 1/2 inch iron rod with cap marked "RPLS 1848" found for the Northeast corner of said Section 18, bears South 88 degrees 49 minutes 12 seconds East, a distance of 872.83 feet;

Exhibit B-44

(Hereford, Deaf Smith County, TX – continued)

THENCE South 01 degree 34 minutes 15 seconds West, a distance of 83.44 feet to a 3/8 inch iron rod with cap marked "HBD", set;

THENCE North 88 degrees 49 minutes 12 seconds West, a distance of 449.80 feet to a 3/8 inch iron rod with cap marked "HBD" set in the East line of a tract of land known as 241.409 acres conveyed to Panda Hereford Holdings by deed recorded as Instrument No. 05-1118, Official Public Records of Deaf Smith County, Texas;

THENCE North 01 degrees 34 minutes 15 seconds East, a distance of 83.43 feet to a 1/2 inch iron rod with cap marked "HBD" found for the Northeast corner of said 241.409 acre tract;

THENCE South 88 degrees 49 minutes 12 seconds East, along the North line of said Section 18, a distance of 449.80 feet to the POINT OF BEGINNING of this tract.

TRACT 4 (Easement):

A portion of Section 23, Block K-3, South of the Burlington Northern Santa Fe Railroad, being a grading and slope easement in the Wade Lewis property as described below:

BEGINNING at the 1/2 inch iron rod set with a cap stamped HBD that is the Southeast corner of the Panda Parcel tract;

THENCE South 01 degrees 31 minutes 06 seconds West, 25.00 feet along the West line of Section 18 and the East line of Section 23;

THENCE North 73 degrees 03 minutes 16 seconds West, 73.43 feet to the property line of the Panda Parcel tract;

THENCE North 89 degrees 21 minutes 07 seconds East, 70.00 feet to the place of beginning.

Exhibit B-45

EXHIBIT B
Legal Descriptions – Other Mortgaged Properties

Hopewell, VA

All that certain land situate in the City of Hopewell, Virginia, and more particularly described as follows:

Tract One (Parcel 1R):

BEGINNING AT A ROD FOUND AT THE INTERSECTION OF THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD AND THE EASTERN RIGHT OF WAY LINE OF 6TH AVENUE; THENCE ALONG THE EASTERN RIGHT OF WAY LINE OF 6TH AVENUE N 04° 55' 47" W A DISTANCE OF 953.56 FEET TO A ROD FOUND; THENCE N 04° 13' 48" W A DISTANCE OF 213.84 FEET TO A ROD FOUND; THENCE N 02° 17' 39" W A DISTANCE OF 115.52 FEET TO A ROD FOUND, SAID ROD LYING ON THE SOUTHERN RIGHT OF WAY LINE OF LA PRADE AVENUE, THENCE ALONG SAID RIGHT OF WAY LINE N 43° 07' 32 " E A DISTANCE OF 47.81 FEET TO A ROD FOUND; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 109.50 FEET, AN ARCH LENGTH OF 99.41 FEET, AN INTERIOR ANGLE OF 53° 01' 02", A CHORD BEARING OF N 62° 33' 39" E AND A CHORD DISTANCE OF 96.03 FEET TO A ROD FOUND; THENCE N 85° 01' 11" E A DISTANCE OF 65.47 FEET TO A ROD FOUND; THENCE 04° 58' 49" W A DISTANCE OF 75.00 FEET TO A ROD FOUND; THENCE S 85° 01' 11" W A DISTANCE OF 38.17 FEET TO A ROD FOUND; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 109.50 FEET, AN ARCH LENGTH OF 52.34 FEET, AN INTERIOR ANGLE OF 27° 23' 12", A CHORD BEARING OF N 19° 58' 21" W AND A CHORD DISTANCE OF 51.84 FEET TO A ROD FOUND; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 216.50 FEET, AN ARCH LENGTH OF 121.25 FEET, AN INTERIOR ANGLE OF 32° 05' 17", A CHORD BEARING OF N 17° 34' 26" W AND A CHORD DISTANCE OF 119.67 FEET TO A ROD FOUND; THENCE N 01° 27' 01" W A DISTANCE OF 463.93 FEET TO A ROD FOUND; THENCE N 87° 22' 10" E A DISTANCE OF 3.59 FEET TO A ROD FOUND; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 339.31 FEET, AN ARCH LENGTH OF 275.47 FEET, AN INTERIOR ANGLE OF 46° 30' 55", A CHORD BEARING OF N 21° 45' 42" E AND A CHORD DISTANCE OF 267.96 FEET TO A ROD FOUND; THENCE N 45° 50' 49" W A DISTANCE OF 9.39 FEET TO A ROD FOUND; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 4451.75 FEET, AN ARCH LENGTH OF 426.01 FEET, AN INTERIOR ANGLE OF 05° 28' 59", A CHORD BEARING OF N 47° 07' 15" E AND A CHORD DISTANCE OF 425.85 FEET TO A ROD FOUND; THENCE N 04° 15' 44" E A DISTANCE OF 2.78 FEET TO LEAD HUB & TACK FOUND; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 4453.75 FEET, AN ARCH LENGTH OF 396.68 FEET, AN INTERIOR ANGLE OF 05° 06' 11", A CHORD BEARING OF N 52° 24' 13" E AND A CHORD DISTANCE OF 396.55 FEET TO A FOUND CONCRETE MONUMENT; THENCE N 85° 05' 36" E A DISTANCE OF 61.43 FEET TO A BRICK NAIL FOUND; SAID BRICK NAIL LYING ON THE WESTERN RIGHT OF WAY LINE OF SOUTH MAIN STREET; THENCE ALONG SAID RIGHT OF WAY LINE S 05° 06' 37" E A DISTANCE OF 161.29 FEET TO A PK NAIL FOUND; SAID PK NAIL LYING AT THE TERMINUS OF SAID RIGHT OF WAY LINE; THENCE ACROSS SAID RIGHT OF WAY LINE N 85° 06' 49" E A DISTANCE OF 54.94 FEET TO A LEAD HUB & TACK FOUND; THENCE N 04° 51" 36" W A DISTANCE OF 60.72 FEET TO A LEAD HUB & TACK FOUND; THENCE N 87° 56' 39" E A DISTANCE OF 64.20 FEET TO A ROD FOUND; SAID ROD LYING ON THE WESTERN RIGHT OF WAY LINE OF HOPEWELL NEW YARD – NORFOLK SOUTHERN RAILROAD; THENCE ALONG SAID RIGHT OF WAY LINE S 04° 53' 56" E A DISTANCE OF 1686.53 FEET TO A POINT; THENCE SOUTH 03° 08’ 57” WEST A DISTANCE OF 275.24 FEET TO A POINT; SAID POINT AT THE TERMINUS OF SAID RIGHT OF WAY LINE; THENCE S 04° 57' 28" E A DISTANCE OF 163.91 FEET TO A POINT; SAID ROD LYING ON THE WESTERN RIGHT OF WAY LINE OF HOPEWELL NEW YARD - NORFOLK SOUTHERN RAILROAD; THENCE ALONG SAID RIGHT OF WAY LINE S 35° 17' 49" E A DISTANCE OF 3.21 FEET TO A POINT; THENCE S 13° 19' 08" E A DISTANCE OF 459.59 FEET TO A ROD FOUND; SAID ROD LYING ON THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD; THENCE ALONG SAID RIGHT OF WAY LINE S 85° 14' 10" W A DISTANCE OF 36.35 FEET TO A ROD FOUND; SAID ROD LYING ON THE EASTERN RIGHT OF WAY LINE SCL RAILROAD PROPERTY; THENCE ALONG SAID RIGHT

Exhibit B-46

(Hopewell, VA – continued)

OF WAY N 04° 45' 50" W A DISTANCE OF 116.00 FEET TO A POINT; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 530.40 FEET, AN ARCH LENGTH OF 104.61 FEET, AN INTERIOR ANGLE OF 11° 18' 01", A CHORD BEARING OF N 10° 24' 50" W AND A CHORD DISTANCE OF 104.44 FEET TO A POINT; THENCE N 16° 03' 50" W A DISTANCE OF 132.10 FEET TO A POINT; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 409.35 FEET, AN ARCH LENGTH OF 105.53 FEET, AN INTERIOR ANGLE OF 14° 46' 15", A CHORD BEARING OF N 08° 40' 42" W AND A CHORD DISTANCE OF 105.24 FEET TO A POINT; SAID POINT LYING AT THE TERMINUS OF SAID RIGHT OF WAY LINE; THENCE ACROSS SAID RIGHT OF WAY LINE S 85° 14' 10" W A DISTANCE OF 50.08 FEET TO A POINT; SAID POINT LYING ON THE WESTERN RIGHT OF WAY LINE OF SCL RAILROAD PROPERTY; THENCE ALONG SAID RIGHT OF WAY LINE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 459.35 FEET, AN ARCH LENGTH OF 115.39 FEET, AN INTERIOR ANGLE OF 14° 23' 33", A CHORD BEARING OF S 08° 52' 03" E AND A CHORD DISTANCE OF 115.08 FEET TO A POINT; THENCE S 16° 03' 50" E A DISTANCE OF 132.10 FEET TO A POINT; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 480.40 FEET, AN ARCH LENGTH OF 94.75 FEET, AN INTERIOR ANGLE OF 11° 18' 01", A CHORD BEARING OF S 10° 24' 50" E AND A CHORD DISTANCE OF 94.60 FEET TO A POINT; THENCE S 04° 45' 50" E A DISTANCE OF 116.00 FEET TO A ROD FOUND; SAID ROD LYING ON THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD; THENCE ALONG SAID RIGHT OF WAY LINE S 85° 14' 10" W A DISTANCE OF 79.06 FEET TO A POINT; SAID POINT LYING ON THE EASTERN RIGHT OF WAY LINE OF SOUTH 1ST STREET (UNIMPROVED RIGHT OF WAY); THENCE N 27° 04' 36" W A DISTANCE OF 32.43 FEET TO A ROD FOUND; THENCE ALONG SAID RIGHT OF WAY LINE N 04° 47' 10" W A DISTANCE OF 324.46 FEET TO A POINT; SAID POINT LYING ON THE SOUTHERN RIGHT OF WAY LINE OF SILK STREET (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY S 85° 14' 10" W A DISTANCE 340.00 FEET TO A POINT; SAID POINT LYING ON THE EASTERN RIGHT OF WAY LINE OF SOUTH 3RD AVENUE (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY LINE N 04° 47' 10" W A DISTANCE OF 100.00 FEET TO A POINT; SAID POINT LYING AT THE TERMINUS OF SAID RIGHT OF WAY; THENCE ACROSS SAID RIGHT OF WAY LINE S 85° 14' 10" W A DISTANCE OF 80.00 FEET TO A POINT; SAID POINT LYING ON THE EASTERN RIGHT OF WAY LINE OF SOUTH 3RD AVENUE (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY S 04° 47' 10" E A DISTANCE OF 304.46 FEET TO A ROD FOUND; THENCE LEAVING SAID RIGHT OF WAY LINE S 85° 21' 27" W A DISTANCE OF 130.00 FEET TO A ROD FOUND; THENCE S 04° 45' 40" E A DISTANCE OF 140.22 FEET TO A ROD FOUND; SAID ROD LYING ON THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD; THENCE ALONG SAID RIGHT OF WAY LINE S 85° 14' 20" W A DISTANCE OF 12.72 FEET TO A ROD FOUND; THENCE N 10° 27' 41" W A DISTANCE OF 10.07 FEET TO A POINT; THENCE S 89° 25' 41" W A DISTANCE OF 38.14 FEET TO A POINT; THENCE S 04° 22' 30" E A DISTANCE OF 22.24 FEET TO A POINT; THENCE S 85° 37' 30" W A DISTANCE OF 118.05 FEET TO A POINT; SAID POINT LYING ON THE EASTERN RIGHT OF WAY LINE OF CAUFFIEL AVENUE (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY N 04° 47' 10" W A DISTANCE OF 454.46 FEET TO A POINT; SAID POINT LYING AT THE TERMINUS OF SAID RIGHT OF WAY; THENCE ACROSS SAID RIGHT OF WAY LINE S 83° 35' 56" W A DISTANCE OF 50.00 FEET TO A POINT; SAID POINT LYING ON THE WESTERN RIGHT OF WAY LINE OF CAUFFIEL AVENUE (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY LINE S 04° 47' 10" E A DISTANCE OF 468.74 FEET TO A FOUND CONCRETE MONUMENT; SAID CONCRETE MONUMENT LYING ON THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD; THENCE ALONG SAID RIGHT OF WAY LINE S 48° 09' 06" W A DISTANCE OF 157.34 FEET TO A ROD FOUND; THENCE S 56° 47' 30" W A DISTANCE 37.19 FEET TO A ROD FOUND; THENCE N 61° 18' 41" W A DISTANCE OF 47.76 FEET TO A ROD FOUND; SAID ROD BEING THE TRUE POINT AND PLACE OF BEGINNING 1 AND CONTAINING 52.795 ACRES OF LAND MORE OR LESS.

LESS AND EXCEPT the 40’ by 40’ VEPCO parcel of 0.037 acres, more or less, recorded in Deed Book 44, page 565.

Exhibit B-47

(Hopewell, VA – continued)

LESS AND EXCEPT Parcel 2R, containing 0.666 acres more or less, conveyed to Green Plains Ethanol Storage LLC, a Delaware limited liability company by deed recorded as Instrument #160000585 among the land records of the City of Hopewell, Virginia and further described as follows:

Situated, lying and being a parcel of land located in the City Hopewell, Virginia; said parcel being designated as "Out Parcel, 0.666 Acres" and being more particularly described as follows:

Beginning at a point located on the East right of way line of 6th Avenue and southern right of way line of La Prade Avenue, thence leaving said right of way lines along a tie line South 85 degrees 06 minutes 25 seconds East a distance of 417.72 feet to a point, said point Being the True Point and Place of Beginning, thence North 85 degrees 00 minutes 42 seconds East a distance of 160.00 feet to a point, thence North 04 degrees 59 minutes 18 seconds West a distance of 34.00 feet to a point, thence North 85 degrees 00 minutes 42 seconds East a distance of 25.00 feet to a point, thence South 04 degrees 59 minutes 18 seconds East a distance of 168.00 feet to a point, thence South 85 degrees 00 minutes 42 seconds West a distance of 55.00 feet to a point, thence South 04 degrees 59 minutes 18 seconds East a distance of 88.00 feet to a point, thence South 85 degrees 00 minutes 42 seconds West a distance of 35.00 feet to a point, thence North 04 degrees 59 minutes 18 seconds West a distance of 85.00 feet to a point, thence South 85 degrees 00 minutes 42 seconds West a distance of 95.00 feet to a point, thence North 04 degrees 59 minutes 18 seconds West a distance of 137.00 feet to a point, said point Being the True Point and Place of Beginning containing 0.666 Acres of land more or less.

Tract Two:

BEGINNING AT A ROD FOUND AT THE INTERSECTION OF THE WESTERN RIGHT OF WAY OF SOUTH 1ST AVENUE (UNIMPROVED RIGHT OF WAY) AND THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD; THENCE ALONG SAID RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD S 85° 14' 10" W A DISTANCE OF 100.30 FEET TO A ROD FOUND; SAID ROD LYING ON THE EASTERN RIGHT OF WAY LINE OF SOUTH 2ND AVENUE (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY N 30° 41' 18" W A DISTANCE OF 38.92 FEET TO A ROD FOUND; THENCE N 04° 47' 10" W A DISTANCE OF 279.60 FEET TO A POINT; SAID POINT LYING ON THE SOUTHERN RIGHT OF WAY LINE OF SILK STREET (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY LINE N 85° 14' 10" E A DISTANCE OF 130.00 FEET TO A POINT; SAID POINT LYING ON THE WESTERN RIGHT OF WAY LINE OF SOUTH 1ST STREET (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY LINE S 04° 47' 10" E A DISTANCE OF 284.60 FEET TO A ROD FOUND; THENCE S 18° 09' 42" W A DISTANCE OF 32.58 FEET TO A ROD FOUND; SAID ROD LYING ON THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD AND BEING THE TRUE POINT AND PLACE OF BEGINNING 2 AND CONTAINING 0.927 ACRES OF LAND MORE OR LESS.

Tract Three:

BEGINNING AT A ROD FOUND AT THE INTERSECTION OF THE WESTERN RIGHT OF WAY OF SOUTH 2ND AVENUE (UNIMPROVED RIGHT OF WAY) AND THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD; THENCE ALONG SAID RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD S 85° 14' 10" W A DISTANCE OF 52.30 FEET TO A ROD FOUND; THENCE LEAVING SAID RIGHT OF WAY LINE N 04° 47' 10" W A DISTANCE OF 137.00 FEET TO A PIPE FOUND; THENCE 85° 14' 10" W A DISTANCE OF 65.00 FEET TO A ROD FOUND; SAID ROD LYING ON THE EASTERN RIGHT OF WAY LINE OF SOUTH 3RD AVENUE; THENCE ALONG SAID RIGHT OF WAY LINE N 04° 47' 10" W A DISTANCE OF 177.60 FEET TO A POINT; SAID POINT LYING ON THE SOUTHERN RIGHT OF WAY LINE OF SILK STREET (UNIMPROVED RIGHT OF WAY); THENCE ALONG SAID RIGHT OF WAY LINE N 85° 14' 10" E A DISTANCE OF 130.00 FEET TO A POINT; SAID POINT LYING ON THE WESTERN RIGHT OF WAY LINE OF SOUTH 2ND STREET (UNIMPROVED RIGHT OF WAY); THENCE ALONG

Exhibit B-48

(Hopewell, VA – continued)

SAID RIGHT OF WAY LINE S 04° 47' 10" E A DISTANCE OF 279.60 FEET TO A ROD FOUND; THENCE S 15° 09' 36" W A DISTANCE OF 37.23 FEET TO A ROD FOUND; SAID ROD LYING ON THE NORTHERN RIGHT OF WAY LINE OF WINSTON CHURCHILL ROAD AND BEING THE TRUE POINT AND PLACE OF BEGINNING 3 AND CONTAINING 0.729 ACRES OF LAND MORE OR LESS.

Exhibit B-49